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TABLE OF CONTENTS 2
TABLE OF CONTENTS 3

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FORESTAR GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 NOTICE OF 2017 ANNUAL MEETING
 OF STOCKHOLDERS

To Be Held May 9, 2017

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746

To Forestar Stockholders:

WHEN AND WHERE THE ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD

The 2017 annual meeting of our stockholders will be held at our offices located at 6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746, on Tuesday, May 9, 2017, at 9:00 a.m. Austin, Texas time.

PURPOSES OF THE MEETING

The meeting will be held for the following purposes:

1.
To elect the four nominees named in the attached proxy statement as directors to serve on our Board of Directors. These four directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.

2.
Advisory approval of the Company's executive compensation.

3.
Advisory vote on the frequency of future advisory votes on executive compensation.

4.
To ratify the extension of our tax benefits preservation plan.

5.
To ratify the Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2017.

6.
To transact any other business that is properly raised for discussion at the annual meeting or any later meeting if the annual meeting is adjourned or postponed.

WHO CAN ATTEND AND VOTE

Our Board of Directors has fixed the close of business on March 10, 2017 as the record date for determining who is a stockholder entitled to receive notices about the annual meeting and to vote at the annual meeting or any later meeting if the annual meeting is adjourned or postponed. Only stockholders who own stock on the record date are entitled to receive notices about the annual meeting and to vote at the annual meeting.

If you need help voting your shares, please call D. F. King & Co., Inc., our proxy solicitation firm, at (800) 714-3312.

Matthew S. Stark
Vice President, Assistant General Counsel and
Assistant Secretary

March 28, 2017
Austin, Texas

Your vote is important. You are invited to attend the meeting in person. If you need directions to the meeting location, you may contact our Assistant Secretary by phone at (512) 433-5200 or by mail at our address noted above. Whether or not you plan to attend the meeting, and no matter how many shares you own, please vote over the internet or by telephone, or, if you received by mail or printed a paper proxy card, you may also vote by signing, dating and returning the proxy card by mail. By voting before the meeting, you will help us ensure that there are enough stockholders voting to hold a meeting and avoid added proxy solicitation costs. If you attend the meeting, you may vote in person, if you wish, even if you have previously submitted a proxy. You may revoke your proxy at any time by following the instructions under "Voting Information—How you can change or revoke your vote."

Important Notice Regarding Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to be held on May 9, 2017. The 2017 Proxy Statement, along with our Annual Report on Form 10-K for 2016, are available at http://investor.forestargroup.com/phoenix.zhtml?c=216546&p=irol-sec.

2017 PROXY STATEMENT	i

ii	2017 PROXY STATEMENT

2017 PROXY STATEMENT	iii

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746

PROXY STATEMENT
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

VOTING INFORMATION

GENERAL

Our Board of Directors seeks your proxy for use in voting at our 2017 annual meeting of stockholders to be held on Tuesday, May 9, 2017, at 9:00 a.m. Austin, Texas time, and at any later meeting if the annual meeting is adjourned or postponed. This Proxy Statement, 2016 Annual Report to Stockholders (which includes our audited financial statements) ("Annual Report") and proxy card or voting instructions were made available to you over the internet or mailed to you on or about March 28, 2017. The Annual Report does not constitute any part of the material for the solicitation of proxies.

RECORD DATE

Holders of our common stock as of the close of business on March 10, 2017, the record date, may vote at the 2017 annual meeting, either in person or by proxy. At the close of business on March 10, 2017, there were 41,694,432 shares of our common stock outstanding and entitled to vote at the annual meeting. The common stock is our only authorized voting security, and each share of our common stock is entitled to one vote on each matter properly brought before the annual meeting.

PURPOSE OF THE ANNUAL MEETING

At the annual meeting, the stockholders will be asked to vote on the following proposals:

  Proposal No. 1:     Election of the four nominees named in this Proxy Statement as directors to serve on our Board of Directors.

  Proposal No. 2:    Advisory approval of the Company's executive compensation.

  Proposal No. 3:     Advisory vote on the frequency of future advisory votes on executive compensation.

  Proposal No. 4:     Ratification of the extension of our tax benefits preservation plan.

  Proposal No. 5:     Ratification of the Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2017.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are using the rule of the Securities and Exchange Commission ("SEC") that allows companies to furnish proxy materials to their stockholders over the internet. In accordance with this rule, on or about March 28, 2017, we sent stockholders of record at the close of business on March 10, 2017, a Notice Regarding the Internet Availability of Proxy Materials ("Notice"). The Notice contains instructions on how to access our Proxy Statement, Annual Report and proxy card via the internet and how to vote. You will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the internet. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request a copy electronically or in paper form on a one-time or ongoing basis.

2017 PROXY STATEMENT	1

VOTING INFORMATION

DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the "stockholder of record" with respect to those shares, and the Notice has been sent directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, those shares are held in "street name" and you are considered the "beneficial owner" of the shares, and a notice of internet availability of proxy materials has been forwarded to you by your broker, bank or other nominee, who is the stockholder of record. You will receive separate instructions from your broker, bank or other holder of record describing how to vote your shares.

VOTING YOUR SHARES

If you hold shares in your own name as a stockholder of record, you may cast your vote in one of the four ways:

•
By Submitting a Proxy by Internet.  Go to the following website: www.proxyvote.com. You may submit a proxy by internet 24 hours a day. To be valid, your proxy by internet must be received by 11:59 p.m., Austin, Texas time, on May 8, 2017. Please have your Notice in hand when you access the website and follow the instructions to create an electronic voting instruction form.

•
By Submitting a Proxy by Telephone.  To submit a proxy using the telephone, call 1-800-690-6903 any time on a touch-tone telephone. You may submit a proxy by telephone 24 hours a day, 7 days a week. Follow the simple instructions provided by the recorded message. To be valid, your proxy by telephone must be received by 11:59 p.m., Austin Texas time, on May 8, 2017.

•
By Submitting a Proxy by Mail.  If you have printed the proxy card from the website or received, upon request, a hard copy of the proxy card and wish to submit your proxy by mail, you must mark your proxy card, sign and date it, and return it in the prepaid envelope that has been provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your proxy by mail must be received prior to the Annual Meeting.

•
At the Annual Meeting.  You can vote your shares at the Annual Meeting.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee will provide you with materials and instructions for voting your shares. The availability of telephone or internet voting will depend on the bank's or broker's voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares.

If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.

If your shares are held in your own name as a stockholder of record and you return your signed proxy card or vote by telephone or internet but do not specify a voting choice, your shares will be voted as follows:

•
FOR election of the director nominees under the caption "Election of Directors."

•
FOR advisory approval of the Company's executive compensation.

•
FOR a frequency of EVERY ONE YEAR for future advisory votes on executive compensation.

•
FOR ratification of the extension of our tax benefits preservation plan.

•
FOR ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the year 2017.

BROKER DISCRETIONARY VOTING IF YOU DO NOT INSTRUCT YOUR BROKER ON HOW TO VOTE YOUR SHARES

Brokers do not have discretionary authority to vote on the proposals to elect directors, to hold an advisory vote on executive compensation, to hold an advisory vote on the frequency of future advisory votes on executive compensation and to ratify the extension of our tax benefits preservation plan if they do not receive instructions from a beneficial owner. Accordingly, if you are a beneficial owner, you must instruct your broker on how you want your shares to be voted on these proposals in order for your votes to be counted on these proposals. Brokers have discretionary authority to vote on the ratification of selection of auditors if they do not receive instructions from a beneficial owner.

2	2017 PROXY STATEMENT

VOTING INFORMATION

VOTING IN PERSON AT THE ANNUAL MEETING

If you hold shares in your own name as a stockholder of record, you are invited to attend the annual meeting and cast your vote at the meeting by properly completing and submitting a ballot at the meeting. If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you are invited to attend the meeting in person, but in order to vote at the meeting you must first obtain a legal proxy from your broker, bank or other nominee giving you the right to vote those shares and submit that proxy along with a properly completed ballot at the meeting.

HOW YOU CAN CHANGE OR REVOKE YOUR VOTE

If you hold shares in your own name as a stockholder of record, you may change your vote or revoke your proxy at any time before voting begins at the Annual Meeting by:

•
giving written notice of revocation to our Assistant Secretary at any time before the voting begins;

•
signing and delivering a proxy that is dated after the proxy you wish to revoke;

•
attending the annual meeting and voting in person by properly completing and submitting a ballot; or

•
if you submitted a proxy by telephone or internet, by submitting a subsequent proxy by telephone or internet.

Attendance at the meeting, in and of itself, will not cause your previously granted proxy to be revoked unless you vote at the meeting.

We must receive your notice of revocation or later-dated proxy at or prior to voting at the annual meeting for it to be effective. It should be delivered to:

Forestar Group Inc.
6300 Bee Cave Road
Building Two, Suite 500
Austin, Texas 78746
Attention: Assistant Secretary

Alternatively, you may hand deliver a written revocation notice, or a later-dated proxy, to the Assistant Secretary at the annual meeting before the voting begins.

If you are the beneficial owner of your shares held in street name, please check with your bank or broker and follow the procedures your bank or broker provides if you wish to change your vote.

QUORUM

The presence at the annual meeting, in person or by proxy, of holders of 20,847,217 shares (a majority of the votes entitled to be cast by the stockholders entitled to vote as of the record date) is required to constitute a quorum to transact business at the meeting. Proxies marked "abstain" and broker "non-votes" (each of which are explained below) will be counted in determining the presence of a quorum.

If the shares present in person or represented by proxy at the annual meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of the votes entitled to be cast by the stockholders, present in person or by proxy at the meeting (which may be voted by the proxyholders at the meeting), may, without further notice to any stockholder (unless a new record date is set or the adjournment is for more than 30 days), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

ABSTENTIONS

An abstention occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular proposal. An abstention with respect to any proposal for the annual meeting will not be counted as a vote "cast" for or against the proposal. Consequently, an abstention with respect to any of the proposals scheduled for a vote at the annual meeting will not affect the outcome of the vote.

2017 PROXY STATEMENT	3

VOTING INFORMATION

BROKER NON-VOTES

Broker "non-votes" are shares held by brokers or nominees for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers so the broker is unable to vote those uninstructed shares. A broker "non-vote" with respect to a proposal will not be counted as a vote "cast" for or against the proposal. Consequently, a broker "non-vote" will not affect the outcome of the vote.

REQUIRED VOTES

Election of Directors

To elect a director nominee, the votes cast "for" that nominee must exceed the votes cast "against" that nominee. In accordance with our corporate governance guidelines, each incumbent nominee who does not receive the required vote for election must tender his or her resignation to our Chairman for consideration by the Nominating and Governance Committee of our Board of Directors. For more information on the operation of our majority voting standard, see the section on "Election of Directors." Stockholders may not cumulate votes in the election of directors.

Advisory Approval of the Company's Executive Compensation

To approve the non-binding resolution regarding approval of executive compensation, the "for" votes cast in favor of the matter must exceed the "against" votes cast against the matter.

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The frequency receiving the greatest number of votes—every one year, every two years, or every three years—will be the frequency for the advisory vote on executive compensation selected by the stockholders.

Ratification of Extension of Our Tax Benefits Preservation Plan

To ratify approval of the extension of our tax benefits preservation plan, the "for" votes cast in favor of the matter must exceed the "against" votes cast against the matter.

Ratification of Auditors

To ratify appointment of our independent registered public accounting firm, the "for" votes cast in favor of the matter must exceed the "against" votes cast against the matter.

PROXY SOLICITATION; COUNTING THE VOTES

We are soliciting your proxy for the annual meeting and will pay all the costs of the proxy solicitation process. We have retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. D.F. King's employees and our directors, officers and employees may solicit the return of proxies by personal contact, mail, electronic mail, facsimile, telephone or the internet. We may also issue press releases asking for your vote or post letters or notices to you on our website, www.forestargroup.com. Our directors, officers and employees will not receive additional compensation, but will be reimbursed for out-of-pocket expenses. D.F. King will be reimbursed for its expenses in soliciting proxies and, in addition, will receive a proxy solicitation fee not to exceed $7,500. We will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of our common stock. We will reimburse them for costs they incur in the solicitation.

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election to certify the results.

CONFIDENTIAL VOTING POLICY

We have adopted a confidential voting policy, which provides that stockholder proxies, ballots, and voting tabulations that identify your vote will not be disclosed to our directors, officers, or employees. There are a few exceptions to this policy, such as when you make a comment on your proxy vote or when we must determine the legality of a vote.

4	2017 PROXY STATEMENT

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The name, address and stock ownership of each person or group of persons known by us to own beneficially more than five percent of the outstanding shares of our common stock as of the close of business on March 10, 2017 follows.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS(1)

NWQ Investment Management Company, LLC(2)	4,483,583	10.8%
2049 Century Park East, 16th Floor
Los Angeles, California 90067
BlackRock, Inc.(3)	3,753,668	9.0%
55 East 52nd Street
New York, New York 10022
T. Rowe Price Associates, Inc.(4)	3,488,480	8.4%
100 E. Pratt Street
Baltimore, Maryland 21202
The Vanguard Group, Inc.(5)	2,720,435	6.5%
100 Vanguard Blvd.
Malvern, Pennsylvania 19355
Dimensional Fund Advisors LP(6)	2,123,557	5.1%
Building One, 6300 Bee Cave Road
Austin, Texas 78746

(1)
Based upon a total of 41,694,432 shares of common stock outstanding on March 10, 2017.

(2)
Based solely on information reported on Schedule 13G/A filed with the SEC on February 3, 2017 by NWQ Investment Management Company, LLC. According to the Schedule 13G/A, NWQ Investment Management Company, LLC has the sole voting power over 4,483,583 shares and has the sole dispositive power over 4,483,583 shares.

(3)
Based solely on information reported on Schedule 13G/A filed with the SEC on January 12, 2017 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. has the sole voting power over 3,654,051 shares and has the sole dispositive power over 3,753,668 shares.

(4)
Based solely on information reported on Schedule 13G/A filed with the SEC on February 7, 2017 by T. Rowe Price Associates, Inc. ("Price Associates"). According to the Schedule 13G/A, Price Associates has sole voting power over 467,741 shares and sole dispositive power over 3,488,480 shares. According to the Schedule 13G/A, Price Associates does not serve as custodian of the assets of any of its clients and therefore in each instance only the client or the client's custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities is vested in the individual and institutional clients which Price Associates serves as investment advisor. Any and all discretionary authority that has been delegated to Price Associates may be revoked in whole or in part at any time. Not more than 5% of the class of such securities is owned by any one client subject to the investment advice of Price Associates. With respect to any securities owned by any registered investment company sponsored by Price Associates which it also serves as investment advisor (a "Price Fund"), only the custodian for the Price Funds has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such rights, except that the shareholders of such Price Fund participate proportionately in any dividends and distributions so paid.

(5)
Based solely on information reported on Schedule 13G/A filed with the SEC on February 13, 2017 by The Vanguard Group, Inc. According to the Schedule 13G/A, The Vanguard Group, Inc. has the sole voting power over 40,979 shares, the sole dispositive power over 2,669,227 shares, the shared voting power over 12,317 shares, and the shared dispositive power over 51,208 shares. According to the Schedule 13G/A, Vanguard Fiduciary Trust Company ("VFTC"), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 38,891 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 14,405 shares as a result of its serving as investment manager of Australian investment offerings.

(6)
Based solely on information reported on Schedule 13G/A filed with the SEC on February 9, 2017 by Dimensional Fund Advisors LP. According to the Schedule 13G/A, Dimensional Fund Advisors LP has the sole voting power over 2,000,237 shares and has the sole dispositive power over 2,123,557 shares. According to the Schedule 13G/A, Dimensional Funds Advisor LP is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (collectively, "Funds"). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, "Dimensional") may possess voting and/or investment power over our common stock that are owned by the Funds, and may be deemed to be the beneficial owner of our shares of common stock held by the Funds. However, according to the Schedule 13G/A, all shares are owned by the Funds. Dimensional disclaims beneficial ownership of these shares.

2017 PROXY STATEMENT	5

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the close of business on March 10, 2017 by:

•
Each of our directors and nominees for director, including our Chief Executive Officer (CEO),

•
Our Chief Financial Officer (CFO) and our two most highly compensated executive officers other than our CEO and CFO (we had only two other executive officers, other than the CEO and CFO, as of such date), and

•
All directors and executive officers as a group.

We determined beneficial ownership as reported in the table in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power. Even though SEC rules require reporting of all the shares listed in the table, the directors and executive officers may not claim beneficial ownership of all of these shares. For example, a director or executive officer might not claim beneficial ownership of shares owned by a relative. Unless otherwise indicated, the table does not include any shares that may be held by pension and profit-sharing plans of the corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees.

	BENEFICIAL OWNERSHIP		ADDITIONAL OWNERSHIP(4)
BENEFICIAL OWNER	AMOUNT AND NATURE(1)(2)(3)	PERCENT OF CLASS	SHARES ISSUABLE ON EXERCISE OF OPTIONS AFTER MAY 9, 2017	STOCK APPRECIATION RIGHTS(5)	RESTRICTED STOCK UNITS(6)	MARKET- LEVERAGED STOCK UNITS(7)	PERFORMANCE STOCK UNITS(8)	TOTAL ADDITIONAL OWNERSHIP (d+e+f+g+h)	TOTAL BENEFICIAL AND ADDITIONAL OWNERSHIP (b+i)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Non-Employee Directors
M. Ashton Hudson(9)	51,746	*	13,500	—	2,896	—	—	16,396	68,142
William C. Powers, Jr.	95,750	*	—	—	37,175	—	—	37,175	132,925
James A. Rubright	116,031	*	—	—	42,781	—	—	42,781	158,812
Daniel B. Silvers	58,388	*	7,000	—	2,896	—	—	9,896	68,284
Richard M. Smith	96,756	*	—	—	31,517	—	—	31,517	128,273
Richard D. Squires(10)	31,808	*	13,500	—	2,896	—	—	16,396	48,204
Named Executive Officers
Phillip J. Weber	198,378	*	72,634	3,759	—	25,474	22,890	124,757	323,135
Charles D. Jehl	171,602	*	9,189	12,628	42,635	18,526	14,768	97,746	269,348
Michael Quinley(11)	153,644	*	26,289	7,817	12,100	18,526	12,922	77,654	231,298
David M. Grimm(12)	193,991	*	11,486	12,628	—	23,158	18,460	65,732	259,723
Bruce F. Dickson(13)	128,202	*	—	—	—	10,522	—	10,522	138,724
Group
All directors and executive officers (11 persons) as a group	1,296,296	3.1%	153,598	36,832	174,896	96,206	69,040	530,572	1,826,868

*
Less than one percent based upon a total of 41,694,432 shares of common stock outstanding on March 10, 2017.

(1)
Includes shares of our common stock issuable upon exercise of options exercisable within 60 days from March 10, 2017: Mr. Hudson—6,500; Mr. Powers—20,000; Mr. Rubright—20,000; Mr. Silvers—13,000; Mr. Smith—20,000; Mr. Squires—6,500; Mr. Weber—109,570; Mr. Jehl—105,042; Mr. Quinley—95,329; Mr. Grimm—113,822; Mr. Dickson—91,676; and all directors and executive officers (11 persons) as a group—601,439.

(2)
Includes 1,200 shares of our common stock owned by relatives of all directors and executive officers (11 persons) as a group. SEC rules consider these shares to be beneficially owned, but the individuals disclaim any beneficial interest in such shares.

(3)
Includes shares of our common stock underlying restricted stock units granted to directors under our director compensation program and to executive officers who are retirement eligible for which the director or executive officer has the unilateral right to cause the Company to pay out common stock within 60 days from March 10, 2017: Mr. Hudson—23,142; Mr. Powers—78,646; Mr. Rubright—98,717; Mr. Silvers—38,884; Mr. Smith—79,652; Mr. Squires—23,204; Mr. Weber—27,132; Mr. Quinley—27,132; Mr. Grimm—11,628; and all directors and executive officers as a group (11 persons)—408,137. The restricted stock units are payable upon the director's retirement from the Board of Directors.

(4)
"Additional Ownership" is not included in the SEC's definition of "Beneficial Ownership."

(5)
Stock appreciation rights vest 25% on each of the first four anniversaries of the date of grant and are payable in cash.

6	2017 PROXY STATEMENT

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
(6)
Includes restricted stock units payable in cash upon the director's retirement from the Board of Directors and restricted stock units payable in stock for which the director does not have the unilateral right to cause the company to pay out common stock within 60 days. Also includes executive officer restricted stock units which generally vest on the third anniversary of the date of grant, or vest ratably over three years. Restricted stock units may be settled in stock or cash, as determined at the time of grant.

(7)
Market-leveraged stock units vest three years from date of grant. Market-leveraged stock units will be settled in common stock using a conversion formula to determine the number of market-leveraged stock units paid based on the percent change in stock price (plus dividends if applicable) during the performance period. Under the conversion formula, a 50% or greater increase in stock price results in a 1.5 multiple of market-leveraged stock units paid, a 50% reduction in stock price results in a 0.5 multiple of market-leveraged stock units paid, and more than 50% reduction in stock price results in no market-leveraged stock units paid. The number of shares included in column (g) equals the number of market-leveraged stock units granted.

(8)
Performance stock units vest on the later of three years from date of grant on the date when satisfaction of the performance condition is certified. Performance stock units will be settled in common stock using a performance formula to determine the number of performance stock units paid based on performance during the performance period. Performance conditions may be relative to peer companies or tied to specific financial or operational metrics or both. Payout may vary from zero to two shares per unit depending on the specific performance award and its performance conditions. The number of shares included in column (h) equals the number of performance stock units granted.

(9)
Mr. Hudson joined our Board on February 5, 2016 pursuant to the Director Nomination Agreement with Cove Street Capital, LLC.

(10)
Mr. Squires joined our Board on February 5, 2016 pursuant to the Director Nomination Agreement with Carlson Capital L.P.

(11)
Mr. Quinley has served as our President—Community Development since September 2015.

(12)
Mr. Grimm is scheduled to retire as Chief Administrative Officer, Executive Vice President, General Counsel and Secretary on March 31, 2017.

(13)
Mr. Dickson retired as Chief Real Estate Officer effective on March 31, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We have not identified any person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act in respect of our common stock during the most recent fiscal year, except that one Form 4 was not timely filed in relation to shares of our common stock withheld to satisfy the tax withholding obligation related to the vesting of a portion of a restricted stock award by Sabita C. Reddy. For purposes of identifying persons who failed to timely file Section 16(a) reports, we only reviewed Forms 3, 4, and 5, amendments to these forms, and written representations supplied to us in lieu of Form 5 under the SEC's Section 16 rules for the most recent fiscal year.

2017 PROXY STATEMENT	7

ELECTION OF DIRECTORS

Our bylaws specify that our Board of Directors will establish by vote how many directors will serve on the Board (but not less than three). Our Board of Directors has set the number of directors at seven. Our Amended and Restated Certificate of Incorporation and bylaws also provide that the directors will be divided into three classes, although our classified board structure is being phased out over a three-year period which began in 2016. At the 2016 annual meeting of stockholders, four directors were up for election, all of whom were elected by the stockholders. Three of those director nominees, Mr. Hudson, Mr. Smith, and Mr. Weber, are to serve until the 2017 annual meeting of stockholders and are standing for election as directors at the 2017 annual meeting of stockholders. The fourth director nominee, Mr. Squires, is a director in the class that serves until the 2018 annual meeting of stockholders. William G. Currie and David L. Weinstein retired from the Board on September 1, 2016 and, upon their retirements, the size of the Board was reduced from nine to seven members.

At the 2017 annual meeting of stockholders, four directors are up for election. All of those director nominees, Mr. Hudson, Mr. Powers, Mr. Smith and Mr. Weber, if elected, will serve until the 2018 annual meeting of stockholders. All directors will be elected on an annual basis beginning with the 2018 annual meeting of stockholders.

Our bylaws include a voting standard in uncontested elections of directors (as is the case for this annual meeting) of a majority of votes cast in the election. Under the majority of votes cast standard, a director nominee is elected if the number of votes cast "for" the nominee exceeds the number of votes cast "against" the nominee. In contested elections (that is, those in which the number of nominees exceeds the number of directors to be elected), the voting standard is a plurality of votes cast, which means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting.

Our Board of Directors also adopted a director resignation policy, which is set forth in the corporate governance guidelines available at www.forestargroup.com under the "Investor Relations—Corporate Governance—Governance Documents" section of our website. This policy sets forth the procedures that will apply in the event that a director does not receive the requisite majority of votes cast "for" his or her election. In summary, an incumbent director nominee who fails to receive the required vote for election will, within five days after certification of the election results, tender his or her resignation to our Chairman for consideration by the Nominating and Governance Committee of our Board of Directors. The Nominating and Governance Committee will consider the resignation and, within 45 days after the date of the annual meeting at which the election of directors occurred, will make a recommendation to the Board of Directors on whether to accept or reject the resignation. The Board of Directors will act on the Committee's recommendation within 90 days after the date of the annual meeting. The director whose resignation is under consideration will not participate in the Committee or Board of Directors' decision with respect to accepting or rejecting his or her resignation as director. If a resignation is not accepted by the Board of Directors, the director will continue to serve. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board of Directors, that vacancy can be filled by action of the Board.

Following the Board's decision on whether to accept or reject the resignation, the Company will publicly disclose the Board's decision, together with an explanation of the process by which the decision was made and, if applicable, the Board's reason(s) for rejecting the tendered resignation.

DIRECTOR QUALIFICATIONS

Our Nominating and Governance Committee is charged with assuring that the proper skills and experience are represented on our Board. Our corporate governance guidelines include a non-exclusive list of qualifications that should be considered in reviewing director candidates. The qualifications take into account our business, geographic locations, diversity of backgrounds and skills, and other factors. We expect all our directors to possess the highest personal and professional ethics, integrity and values. We also expect our directors to be committed to the long-term interests of our stockholders as a whole as distinguished from the specific interest of any particular stockholder.

NOMINEES

Unless you specify otherwise on your proxy, the persons named as proxies in such proxy intend to vote for the election of the nominees listed below to serve as directors.

Mr. Hudson, Mr. Powers, Mr. Smith and Mr. Weber are standing for election as directors to serve until the 2018 annual meeting of stockholders, or until their replacements are duly elected and meet all requirements. All nominees are presently serving as directors. After review of their qualifications, the Nominating and Governance Committee recommended them as nominees to the full Board, and the full Board subsequently voted unanimously to recommend them to the stockholders as nominees. We did not pay a fee to any third party to identify or evaluate or to assist in identifying or evaluating potential nominees.

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ELECTION OF DIRECTORS

Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable to serve, however, the persons named as proxies in the enclosed form of proxy intend to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

A brief summary of each director's principal occupation, recent professional experience, certain specific qualifications considered by the Nominating and Governance Committee and the Board, and directorships at other public companies in the past five years, if any, is provided below.

NOMINEES FOR DIRECTORS TO BE ELECTED AT THE 2017 ANNUAL MEETING OF STOCKHOLDERS TO SERVE UNTIL THE 2018 ANNUAL MEETING OF STOCKHOLDERS

M. Ashton Hudson	Age: 44

Director since February 2016
Principal Occupation and Other Information
Mr. Hudson is President and General Counsel of Rock Creek Capital Group, Inc., an alternative asset manager with significant land holdings throughout the southeast, and has been a partner and member of the Rock Creek Investment Committee since 2002. Previously, Mr. Hudson practiced law with the firm of Parker, Hudson, Rainer & Dobbs LLP, where his legal practice was primarily focused on corporate finance, mergers and acquisitions, and general corporate law. He is a former owner and manager of Timbervest, LLC, one of the first timber investment management organizations (TIMO).
Mr. Hudson has significant knowledge and experience regarding land markets and investments, with special expertise in timberland.

William C. Powers, Jr.	Age: 70

Director since 2007
Principal Occupation and Other Information
Mr. Powers is currently the Joseph D. Jamail Centennial Chair in Law at the School of Law at The University of Texas at Austin. He previously served as President of The University of Texas at Austin from 2006 to June 2015 and as Dean of The University of Texas School of Law from 2000 to 2005. Other university appointments have been with the Southern Methodist University School of Law, the University of Michigan School of Law, and the University of Washington School of Law. He served as chair of the Special Investigation Committee, Enron Corp., which in 2002 produced the "Powers Report." Mr. Powers is also Of Counsel to Jackson Walker L.L.P.
Mr. Powers has extensive legal and management expertise, including special expertise in the evaluation and management of risk.

2017 PROXY STATEMENT	9

ELECTION OF DIRECTORS

Richard M. Smith	Age: 71

Director since 2007
Principal Occupation and Other Information
Mr. Smith is the President of Pinkerton Foundation, a New York based private foundation serving the needs of at risk youth. He is the former Chairman of Newsweek, a position he held from 1998 to 2010. Mr. Smith served as Editor in Chief of Newsweek from 1984 to 2007 and CEO from 1991 until 2007. Mr. Smith was Chairman of the Magazine Publishers of America (MPA) from 1996 to 1997 and was the founding Chairman of the MPA's New Media Committee. Mr. Smith previously served on the MPA's board and on the board of the American Society of Magazine editors. He also serves on the board of Merryck & Co., a privately held CEO mentoring firm. Mr. Smith served on the board of Temple Inland Inc. until its February 2012 merger with International Paper Company.
Mr. Smith has substantial knowledge of and insights into current trends and events, including their potential impacts on our businesses and customers, and has extensive leadership experience.

Phillip J. Weber	Age: 56

Director since September 2015
Principal Occupation and Other Information
Mr. Weber has served as our Chief Executive Officer since September 2015. He has served as Chairman of our Real Estate Investment Committee since May 2013, and previously served as Executive Vice President—Water Resources from May 2013 to September 2015 and as Executive Vice President—Real Estate from 2009 to May 2013. Prior to joining Forestar, he served the Federal National Mortgage Association (Fannie Mae) as Senior Vice President—Multifamily from 2006 to October 2009, as Chief of Staff to the CEO from 2004 to 2006, as Chief of Staff to Chairman of the Board and Corporate Secretary from 2005 to 2006, and as Senior Vice President, Corporate Development in 2005.
Mr. Weber is our Chief Executive Officer and has significant experience in the real estate business generally and specifically in our real estate operations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MR. HUDSON, MR. POWERS, MR. SMITH AND MR. WEBER AS DIRECTORS OF FORESTAR.

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ELECTION OF DIRECTORS

CONTINUING DIRECTORS

The following information is provided with respect to directors who will continue to serve as directors until the 2018 annual meeting of stockholders.

James A. Rubright	Age: 70

Director since 2007
Principal Occupation and Other Information
Mr. Rubright has served as our Chairman of the Board since September 2015. He previously served as Chairman of the Board and Chief Executive Officer of Rock Tenn Company, one of North America's leading manufacturers of paperboard, containerboard and consumer and corrugated packaging, until his retirement in October 2013. Mr. Rubright joined Rock Tenn Company as Chief Executive Officer in 1999. Previously, he served as Executive Vice President of Sonat Inc. in Birmingham, Alabama, overseeing its interstate natural gas pipeline and energy marketing businesses. Prior to joining Sonat Inc. he was a partner at the law firm of King & Spalding LLP in Atlanta, Georgia. Mr. Rubright serves on the board of HD Supply Holdings, Inc., an industrial supply company, and Southern Company Gas, a wholly-owned subsidiary of Southern Company. He previously served on the board of AGL Resources Inc., an energy company, until its acquisition by Southern Company in July 2016.
Mr. Rubright has significant experience in public company management, reporting, governance and board leadership.

Daniel B. Silvers	Age: 40

Director since February 2015
Principal Occupation and Other Information
Mr. Silvers has served as Managing Member of Matthews Lane Capital Partners LLC, an investment firm, since June 2015. Mr. Silvers also has served as Chief Strategy Officer of Inspired Entertainment, Inc., a company involved in the gaming industry, since December 2016. He is the former President of SpringOwl Asset Management LLC, an investment management firm, a position he held from March 2009 to June 2015 (including predecessor entities). From April 2009 to October 2010, Mr. Silvers also served as President of Western Liberty Bancorp, an acquisition oriented holding company that acquired and recapitalized a community bank in Las Vegas, Nevada. Mr. Silvers joined a predecessor of SpringOwl from Fortress Investment Group, a leading global alternative asset manager, where he worked from 2005 to 2009. At Fortress, Mr. Silvers' primary focus was to originate, oversee due diligence on and asset management for real estate and gaming investments in Fortress' Drawbridge Special Opportunities Fund. Prior to joining Fortress, Mr. Silvers was a senior member of the real estate, gaming and lodging investment banking group at Bear, Stearns & Co., Inc. Mr. Silvers serves as lead independent director of PICO Holdings, Inc., a holding company with water resource and real estate operations, and on the board of Ashford Hospitality Prime, Inc., a real estate investment trust. Mr. Silvers previously served on the board of directors of International Game Technology, bwin.party digital entertainment plc, Universal Health Services, Inc. and India Hospitality Corp.
Mr. Silvers has significant experience in corporate finance, capital allocation, capital markets and public company governance.

2017 PROXY STATEMENT	11

ELECTION OF DIRECTORS

Richard D. Squires	Age: 59

Director since February 2016
Principal Occupation and Other Information
Mr. Squires is Managing Director and Co-Founder of Lennox Capital Partners, LP, a special situations and value-oriented investment fund in publicly-traded debt, equity and bankruptcy securities, and Delos Shipping, LLC, a private equity vehicle focused primarily on global product and chemical tanker acquisitions since 2010. Mr. Squires is also a Managing Director and Co-Founder of SPI Holdings, LLC, a real estate company with land, retail, office, hotel, mini-storage and industrial assets, since 1995.
Mr. Squires has substantial experience investing in and managing a broad array of real estate assets.

HOW NOMINEES ARE SELECTED

Our Nominating and Governance Committee selects nominees on the basis of recognized achievements and their ability to bring various skills and experience to the deliberations of our Board, as described in more detail in the corporate governance guidelines available at www.forestargroup.com under the "Investor Relations—Corporate Governance—Governance Documents" section of our website. The corporate governance guidelines encourage board membership composed of diverse background skills and substantive pertinent experience, and diversity among the directors as a whole.

Our Board approves the nominees to be submitted to the stockholders for election as directors. Our Nominating and Governance Committee and our Board consider whether non-employee director nominees are independent as defined in the corporate governance listing standards of the New York Stock Exchange ("NYSE") and whether they have a prohibited conflict of interest with our business. Priority will be given to individuals with outstanding business experience and who currently serve or have served as the CEO of a company.

Our Nominating and Governance Committee considers director candidates recommended by the directors. After reviewing a potential director's qualifications, a suitable candidate will be invited to meet with our Chairman and full Board to determine if the candidate is a good fit with the rest of our Board.

Our Nominating and Governance Committee considers director candidates recommended by stockholders who are entitled to vote for the election of directors at the annual meeting of stockholders and who comply with the advance notice procedures for director nominations set forth in our bylaws. These procedures require that notice of the director nomination be made in writing to our Assistant Secretary. The notice must be received at our executive offices not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In the case of an annual meeting called for a date more than 50 days prior to the anniversary date, notice must be received not later than the close of business on the 10th day following the date on which notice of the annual meeting date is first mailed to stockholders or made public, whichever occurs first. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as recommendations for other candidates. Our bylaws require the notice of director nomination to include certain specified information regarding the nominating stockholder and the nominee.

DIRECTOR NOMINATION AGREEMENTS

SpringOwl Associates and Cove Street Director Nomination Agreement and Appointment of Daniel B. Silvers to the Board

On February 9, 2015, we entered into a Director Nomination Agreement with SpringOwl Associates LLC and Cove Street Capital, LLC ("Cove Street"), pursuant to which Mr. Silvers was appointed to our Board as a director of the class of directors whose terms expired in 2015. Mr. Silvers was subsequently re-elected to the Board as a director of the class whose term will expire in 2018. The foregoing Director Nomination Agreement expired February 1, 2016.

Cove Street Director Nomination Agreement and Appointment of M. Ashton Hudson to the Board

On February 5, 2016, we entered into another Director Nomination Agreement with Cove Street, pursuant to which Mr. Hudson was appointed to our Board as a director of the class of directors whose terms will expire in 2017. Mr. Hudson is

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ELECTION OF DIRECTORS

standing for election at the 2017 annual meeting of stockholders. The foregoing Director Nomination Agreement expired January 31, 2017.

Carlson Capital Director Nomination Agreement and Appointment of Richard D. Squires to the Board

On February 5, 2016, we entered into a Director Nomination Agreement with Carlson Capital, L.P., pursuant to which Mr. Squires was appointed to our Board as a director of the class of directors whose terms expire in 2018. The foregoing Director Nomination Agreement expired February 22, 2017.

2017 PROXY STATEMENT	13

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTION POLICY

We maintain a written policy and procedures for the review, approval, or ratification of any related party transactions that we are required to report under this section of the Proxy Statement.

Under the related party transaction policy, any transaction, arrangement or relationship between us and a related party must be reviewed by the Nominating and Governance Committee, unless pre-approved under the policy. The policy deems the following transactions, arrangements or relationships to be pre-approved:

•
compensation arrangements required to be reported under the Director or Executive Compensation sections of the proxy statement;

•
business expense reimbursements;

•
transactions with an entity in which the related party owns less than 10% of the other entity;

•
transactions with an entity in which the related party is a director only;

•
transactions with an entity in which the related party is not an executive officer or a partner; and

•
indebtedness for transactions in the ordinary course of business.

Under the policy, the Nominating and Governance Committee, in the course of review of a potentially material related party transaction, will consider, among other things, whether the transaction is in our best interest, whether the transaction is entered into on an arms-length basis, whether the transaction conforms to our code of business conduct and ethics and whether the transaction impacts a director's independence under the NYSE listing standards.

During the year ended December 31, 2016, there were no transactions that were required to be reported in this section of the Proxy Statement.

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BOARD MATTERS

BOARD LEADERSHIP STRUCTURE

Mr. Rubright, an independent director who is not an officer or employee of our Company, serves as our Chairman. The Board appointed Mr. Rubright as Chairman of the Board on September 25, 2015. Mr. Rubright has significant experience serving as a public company CEO and he also serves or has served on several other company boards.

We believe it is the CEO's responsibility to run the Company and the Chairman's responsibility to run the Board. We also believe that at this time it is beneficial for us to have a separate Chairman whose sole job is leading the Board. This structure enables Mr. Weber, our CEO, to focus his entire energy on running the Company while affording us the benefits of Mr. Rubright's significant leadership experience. We believe our CEO and our Chairman have an excellent working relationship which allows Mr. Weber to focus on his role as a CEO.

Our corporate governance guidelines state that our Board believes that separation of the offices of Chairman and CEO is in the best interests of the Company and its stockholders at this time. However, should circumstances change in the future, the Board is free to choose its Chairman in any way it determines is in the best interests of the Company and its stockholders in accordance with our bylaws, including determining whether our CEO should also serve as Chairman.

Our Board performs a number of its functions through committees. All committee members including the chairmen of our Audit Committee, Management Development and Executive Compensation Committee (which we refer to as the Compensation Committee), and Nominating and Governance Committee are independent directors under NYSE listing standards. Each committee's charter expressly provides that the committee has the sole discretion to retain, compensate, and terminate its advisors. The charters of our Audit Committee, Compensation Committee, and Nominating and Governance Committee are available at www.forestargroup.com under the "Investor Relations—Corporate Governance—Committees" section of our website. We will provide a copy of these documents, without charge, upon request to our Assistant Secretary at our principal executive office. Any changes to the committee charters will be reflected on our website.

RISK OVERSIGHT

The Board oversees our risk management processes and management is responsible for managing risks. The Board performs its risk oversight role by using several different levels of review. Our CEO or Chief Administrative Officer report on significant risks to the Board at least annually, and at additional times as may be necessary or appropriate. In addition, management reports on and the Board reviews the risks associated with our strategic plan annually and periodically throughout the year as part of the Board's consideration of our strategic direction.

All of our current Board members (and other Board members who served during 2016) except for Mr. Weber, our CEO, are classified as independent under the NYSE listing standards. A number of our Board members have served as members of senior management of other public companies and are currently serving or have served as directors of other public companies. We believe that the number of independent, experienced directors that make up our Board, along with oversight of the Board by the Chairman, benefits our Company and our stockholders.

Each of the Board's Committees also oversees the management of risks that fall within the Committee's areas of responsibility. In performing this function, each Committee has full access to management, as well as the ability to engage advisors.

The Audit Committee receives reports at least annually from management regarding the Company's process for assessment of risks. In addition, our internal audit personnel, who functionally report directly to the Audit Committee, assist in identifying, evaluating and implementing risk management controls and methodologies to address identified risks. The Audit Committee reports regularly to the full Board.

The Compensation Committee considers the impact of our executive compensation programs, and the incentives created by the compensation awards that it administers, on our risk profile. The Compensation Committee reviews and considers, among other things, the incentives that our programs create and the factors that may reduce the likelihood of excessive risk taking. The Compensation Committee reports regularly to the full Board. We do not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on us.

We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board composition and leadership structure support this approach.

2017 PROXY STATEMENT	15

BOARD MATTERS

AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of:

•
the integrity of our financial statements;

•
compliance with legal and regulatory requirements;

•
the independent registered public accounting firm's qualifications and independence; and

•
the performance of the internal audit function and independent registered public accounting firm.

In addition, the Audit Committee prepares the report that SEC rules require be included in the annual proxy statement. The Audit Committee has the sole authority to retain, compensate, and terminate the independent registered public accounting firm. Our Board of Directors has determined that there is at least one audit committee financial expert serving on the Audit Committee, Mr. Rubright, who is an independent director. In addition, our Board of Directors has determined, in its business judgment, that all members of the Audit Committee are financially literate and independent as defined in the NYSE corporate governance standards. During 2016, the members of the Audit Committee were Mr. Rubright (Chairman), Mr. Currie, Mr. Hudson, Mr. Matthews, Mr. Powers, Mr. Silvers, Mr. Squires, and Mr. Weinstein. The Audit Committee met seven times in 2016. Mr. Hudson and Mr. Squires were appointed to the Audit Committee in May, 2016. Mr. Matthews retired from our Board of Directors in February 2016, and Mr. Currie and Mr. Weinstein retired from the Board effective September 1, 2016. Mr. Silvers rotated off of the Audit Committee in May, 2016. As a result, as of the date of this Proxy Statement, the members of the Audit Committee are Mr. Rubright (Chairman), Mr. Hudson, Mr. Powers and Mr. Squires.

MANAGEMENT DEVELOPMENT AND EXECUTIVE COMPENSATION COMMITTEE

The Compensation Committee is responsible for:

•
determining and approving, either as a committee or together with other independent directors (as directed by the Board), the CEO's compensation;

•
determining and approving the compensation of the other executive officers;

•
establishing the compensation philosophies, goals, and objectives for executive officers;

•
advising the Board on the performance, salaries, and incentive compensation of the executive officers;

•
establishing compensation plans for non-executive employees and approving annual bonus pools;

•
advising the Board with respect to employee benefit programs;

•
advising the Board with respect to equity and long-term incentive plans;

•
conducting an annual review of executive officers' expense reports;

•
conducting an annual review of executive officers' personal usage of company-owned facilities and equipment;

•
preparing a Compensation Committee report on executive compensation for inclusion in our annual proxy statement filed with the SEC; and

•
overseeing the company's compliance with SEC rules regarding stockholder approvals of certain executive compensation matters and equity compensation plans.

Such responsibilities may not be delegated to any persons who are not members of the Compensation Committee. The CEO recommends executive compensation amounts and programs to the Compensation Committee. The Compensation Committee did not engage a compensation consultant in 2016.

Once the full Board approves any compensation recommendations of the Compensation Committee, administration of the compensation programs is delegated to the Chief Administrative Officer.

During 2016, the members of the Compensation Committee were Mr. Currie, Mr. Rubright, Mr. Silvers, Mr. Smith and Mr. Weinstein, all of whom our Board of Directors has determined, in its business judgment, are independent as defined in the NYSE corporate governance standards. Mr. Currie served as Chairman of the Compensation Committee until September 1, 2016, at which time Mr. Silvers was appointed Chairman. The Compensation Committee met five times in 2016. Mr. Silvers was appointed to the Compensation Committee in May, 2016 and Mr. Smith was appointed to the Compensation

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BOARD MATTERS

Committee in September, 2016. Mr. Currie and Mr. Weinstein retired from the Board effective September 1, 2016. As a result, as of the date of this Proxy Statement, the members of the Compensation Committee are Mr. Silvers (Chairman), Mr. Rubright and Mr. Smith.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no Compensation Committee interlocks among the members of our Board and no member of the Compensation Committee has a transaction reported under "Certain Relationships and Related Party Transactions."

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee is responsible for:

•
reviewing the structure of the Board, at least annually, to assure that the proper skills and experience are represented on the Board;

•
recommending nominees to serve on the Board of Directors;

•
reviewing potential conflicts of prospective Board members;

•
recommending the size of the Board;

•
recommending the membership of the Board committees;

•
reviewing corporate governance issues;

•
reviewing performance and qualifications of Board members before they stand for reelection;

•
reviewing stockholder proposals and recommending to the Board action to be taken regarding stockholder proposals;

•
reviewing outside directorships in other publicly-held companies by our senior officers;

•
acting in an advisory capacity to the Board regarding activities that relate to issues of social and public concern, matters of public policy and the environment, and significant legislative, regulatory and social trends and developments; and

•
recommending director compensation to the full Board.

The Nominating and Governance Committee may engage a compensation consultant to provide market data regarding director compensation and advice about proposed director compensation programs and amounts.

During 2016, the members of the Nominating and Governance Committee were Mr. Smith (Chairman), Ms. Brown, Mr. Hudson, Mr. Matthews, Mr. Powers, Mr. Silvers and Mr. Squires, all of whom our Board of Directors has determined, in its business judgment, are independent as such term is defined in the NYSE corporate governance standards. The Nominating and Governance Committee met five times in 2016. Ms. Brown and Mr. Matthews retired from our Board of Directors in February 2016. Mr. Hudson and Mr. Squires were appointed to the Nominating and Governance Committee in February 2016. As of the date of this Proxy Statement, the members of the Nominating and Governance Committee are Mr. Smith (Chairman), Mr. Hudson, Mr. Powers, Mr. Silvers and Mr. Squires.

EXECUTIVE COMMITTEE

The Executive Committee may exercise all the authority of the Board of Directors in the management of our business and affairs except:

•
matters related to the composition of the Board,

•
changes in our bylaws, and

•
certain other significant corporate matters.

During 2016, members of the Executive Committee were Mr. Currie, Mr. Rubright, Mr. Silvers, Mr. Smith and Mr. Weinstein. The Executive Committee did not meet in 2016. Mr. Currie and Mr. Weinstein retired from the Board effective September 1, 2016. As of the date of this Proxy Statement, the members of the Executive Committee are Mr. Rubright (Chairman), Mr. Silvers and Mr. Smith.

2017 PROXY STATEMENT	17

BOARD MATTERS

DIRECTOR INDEPENDENCE

Our Board has adopted corporate governance guidelines that set forth our director independence standards, which are discussed below. Our corporate governance guidelines are posted at www.forestargroup.com under the "Investor Relations—Corporate Governance—Governance Documents" section of our website. In accordance with our corporate governance guidelines and NYSE rules, at least a majority of our directors are independent.

All directors other than Mr. Weber, our CEO, satisfy our director independence standards. Mr. Weber does not meet our independence standards because he is an employee and officer.

The Board defines independence as meeting the requirements to be considered independent directors under current NYSE rules. The Board has established the following additional guidelines to assist it in determining director independence:

•
The Board will review annually the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Only those directors who the Board affirmatively determines have no material relationship with the Company will be considered independent, subject to additional qualifications prescribed under the NYSE listing standards or applicable law.

•
To serve as a member of any committee of the Board, the director must meet any additional requirements of independence set forth in the committee's charter or applicable law.

In making its independence determinations, the Board considered legal services provided by Winstead P.C. (a family member of Mr. Matthews, who retired from our Board in February 2016, is a stockholder) and legal services provided by Jackson Walker L.L.P. (Mr. Powers' primary employment is with the University of Texas at Austin, and he also became of counsel to Jackson Walker L.L.P. in August 2015). Jackson Walker L.L.P. has provided legal services to us since our 2007 spin-off, and we paid the firm less than $120,000 in 2016. No legal services are provided to us by or under the direction of Mr. Powers, and he is paid a fixed sum as of counsel so any payments by us to Jackson Walker L.L.P. for legal services have no effect on Mr. Powers' compensation from Jackson Walker L.L.P. The above-described transactions were made in the ordinary course of our business and in the ordinary course of business of the other firms, and on arm's-length terms. Both of the above directors were deemed not to have a direct or indirect material interest in the respective transactions, and the Board determined that their independence was not impaired.

There is no family relationship between any of the nominees, continuing directors and executive officers of the Company.

BOARD MEETINGS

Our Board typically meets at least four times a year. Our Board met 14 times in 2016. Each incumbent director attended at least 75% of Board meetings and committee meetings held by all committees on which he or she served (held during the period he or she served).

Our Board holds regularly scheduled executive sessions with only independent directors present. Executive sessions were held at five of the Board meetings in 2016. Our Chairman of the Board serves as presiding director to lead these executive sessions of the Board.

OTHER CORPORATE GOVERNANCE MATTERS

Under our corporate governance guidelines, a director is deemed to have tendered his or her resignation at the next regularly scheduled meeting of the Nominating and Governance Committee in the event of a change in job status from the status held at the time of election to our Board. The Nominating and Governance Committee will review whether the new occupation or retirement of the director is consistent with the needs and composition of our Board and recommend action to our Board based on such review. Also under our corporate governance guidelines, non-employee directors may not serve on the boards of directors of more than five public companies.

We expect all of our Board members to attend our annual meeting of stockholders, but from time to time other commitments may prevent certain Board members from attending. All Board members attended our 2016 annual meeting of stockholders.

Non-employee directors must retire no later than the annual stockholders meeting following their 75th birthday unless the remaining non-employee directors determine that it would be in the best interest of the Company and its stockholders under the particular circumstances existing at the time for an exception to this policy to be granted. Employee directors must resign from the Board at the time they retire or otherwise terminate employment with us, but no later than their 65th birthday.

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BOARD MATTERS

POLICIES ON BUSINESS CONDUCT AND ETHICS

All our directors, officers and employees are required to abide by our Standards of Business Conduct and Ethics. This code covers all areas of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, compliance with all applicable laws and regulations, and oversight and compliance. Our CEO, CFO and Principal Accounting Officer also are required to abide by our Code of Ethics for Senior Financial Officers. The Standards of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers are available at www.forestargroup.com under the "Investor Relations—Corporate Governance—Governance Documents" section of our website. We will provide a copy of these documents without charge to any stockholder upon request to our Assistant Secretary at our principal executive offices. Any future amendments to either of these codes, and any waiver of the Code of Ethics for Senior Financial Officers and of certain provisions of the Standards of Business Conduct and Ethics for directors or executive officers, will be disclosed on our website promptly following the amendment or waiver.

COMMUNICATIONS WITH DIRECTORS

Stockholders and other interested parties may communicate with non-management directors by forwarding written comments to an independent third party that has agreed to forward the comments to the Chairman with a copy to our General Counsel. The independent third party is NAVEX Global and such comments may be sent to:

NAVEX Global
333 Research Court
Norcross, GA 30092
Attention: Call Center—Forestar Group

Alternatively, interested parties may communicate online with our non-management directors by forwarding comments to NAVEX Global at www.reportlineweb.com/Forestar.

2017 PROXY STATEMENT	19

DIRECTOR COMPENSATION

Our director compensation program is designed in recognition of the time commitment and preparations required for directors to fulfill their responsibilities, to align director compensation with the long-term interests of our stockholders, and to assist in recruiting high-caliber directors. Alignment with stockholders is emphasized through stock ownership requirements, an annual restricted stock unit grant, and the ability to receive restricted stock units in lieu of fees. Our director fee schedule is as follows:

DIRECTOR FEE SCHEDULE

Annual Retainer Fee	$50,000 (paid $12,500 per quarter)
Annual Non-Executive Board Chair Retainer	$25,000
Annual Audit Committee Chair Retainer	$15,000
Annual Other Committee Chair Retainer	$5,000
Meeting Fees	$500 for each meeting in excess of 5 per year for Board of Directors and Executive Committee meetings combined; $500 for each committee meeting in excess of 5 per year for such committee
Annual Restricted Stock Unit Grant—payment deferred until retirement	$75,000 at first quarterly board meeting with 25% vested at grant and 25% to vest at each subsequent quarterly board meeting
Match for deferring fees in lieu of current cash payment—deferred until retirement	50%

In addition to the above fees, when a new director is appointed or elected, the director receives a stock option grant to acquire 20,000 shares of our common stock, vesting 6,500 shares on the first anniversary of the date of grant, 6,500 shares on the second anniversary of the date of grant, and 7,000 shares on the third anniversary of the date of grant. The option term is ten years. These stock option grants are made to further align director compensation with the interests of stockholders. We do not have any program, plan or practice to time option grants to our directors in coordination with the release of material non-public information. We do not time our release of material non-public information for the purpose of affecting the value of director compensation.

Mr. Weber does not receive a fee for service on our Board other than his compensation as an employee. Directors are reimbursed for expenses incurred in attending Board and committee meetings, including those for travel, food and lodging.

FEE DEFERRAL PLAN

Instead of immediate payment of director fees in cash, directors may defer the fees into restricted stock units, payable at retirement in shares of our common stock or cash, as determined by our Board of Directors at the time of grant. The aggregate amount deferred into restricted stock units would equal 1.5 times the amount of cash fees deferred. The number of restricted stock units is determined by dividing the aggregate deferred amount by the closing price of our common stock on the date deferred and rounding down to the nearest whole unit. Restricted stock units are vested when granted. Dividend equivalents would be credited as additional restricted stock units if and when paid to stockholders. At retirement, a director will be paid, as determined by our Board of Directors at the time of grant, either in cash equal to the number of restricted stock units credited to his or her account multiplied by the then current closing price of our common stock or a number of shares of our common stock equal to the number of restricted stock units credited to his or her account.

If a director chooses cash payment on a current basis instead of deferring his or her fees, the director will not receive a match with respect to such fees. The directors' fee deferral plan provides for accelerating payment in the event the director's service terminates due to a change in control.

ANNUAL RESTRICTED STOCK UNIT GRANT

On the date of the first regularly-scheduled Board meeting each year, each non-employee director receives a number of restricted stock units determined by dividing the dollar amount of the annual restricted stock unit grant by the closing price of our common stock on such date, rounded down to the nearest whole unit. Beginning in 2016, 25% of the restricted stock units are vested when granted and 25% are vested at each subsequent quarterly board meeting. Unvested restricted stock units do not accelerate upon a change in control, and vested restricted stock units are payable at retirement in shares of our common stock or cash, as determined by our Board of Directors on or before the grant date.

20	2017 PROXY STATEMENT

DIRECTOR COMPENSATION

STOCK OWNERSHIP GUIDELINES

Directors are required to hold Forestar stock or restricted stock units with an aggregate value of at least $150,000 by the end of three years from initial election. This stock ownership policy is contained in our corporate governance guidelines, which are available at www.forestargroup.com under the "Investor Relations—Corporate Governance—Governance Documents" section of our website. All our directors have satisfied their stock ownership requirements based upon the $12.95 per share NYSE closing price of our common stock on March 10, 2017, the record date.

INSURANCE AND INDEMNIFICATION

All directors are covered under our director and officer liability insurance policies for claims alleged in connection with their service as a director. We have entered into indemnification agreements with each of our directors agreeing to indemnify them to the fullest extent permitted by law for claims alleged in connection with their service as a director.

2016 DIRECTOR COMPENSATION

The following table presents compensation earned by non-employee directors for services rendered in 2016 as calculated in accordance with SEC rules. However, directors do not receive any payout of compensation deferred into restricted stock units until they retire. The value received at the time the director retires may be different than the amount reported below. All of our directors elected to defer their 2016 fees until retirement.

NAME	STOCK AWARDS(1)(2)	OPTION AWARDS(1)(3)	TOTAL

(a)	(b)	(c)	(d)
Kathleen Brown(4)	$—	$—	$—
William G. Currie(5)	143,984	—	143,984
M. Ashton Hudson(6)	152,976	68,600	221,576
Charles W. Matthews(7)	—	—	—
William Powers, Jr.	156,729	—	156,729
James A. Rubright	218,223	—	218,223
Daniel B. Silvers	158,597	—	158,597
Richard M. Smith	166,466	—	166,466
Richard D. Squires(8)	153,730	68,600	222,330
David L.Weinstein(9)	136,485	—	136,485

(1)
The amounts set forth in the Stock Awards and Option Awards column include the aggregate grant date fair value of awards granted in 2016 calculated in accordance with ASC 718. The valuation model and assumptions used can be found in Note 17 to our audited consolidated financial statements in our 2016 Annual Report on Form 10-K.

(2)
The amounts shown in column (b) relate to (a) the annual restricted stock unit grant and (b) fees earned in 2016 but deferred until retirement. The deferred fees earn a match of 50% and are converted into restricted stock units. Under the terms of our director fee deferral program, fees are rounded down to the

2017 PROXY STATEMENT	21

DIRECTOR COMPENSATION

  nearest whole restricted stock unit. The chart below shows the annual grant, fees earned, match, and resulting restricted stock units credited to each director's account in 2016, along with the director's projected retirement date:

NAME	BOARD RETAINER	COMMITTEE RETAINER FEES	BOARD AND COMMITTEE MEETING FEES	MATCH	ANNUAL RESTRICTED STOCK UNIT GRANT	TOTAL DEFERRED FEES/STOCK AWARDS VALUE ON GRANT DATE OF FEES DEFERRED UNTIL RETIREMENT	CONVERTED INTO RESTRICTED STOCK UNITS PAYABLE UPON RETIREMENT	NORMAL OR EXPECTED RETIREMENT DATE

Kathleen Brown	$—	$—	$—	$—	$—	$—	—	Retired
William G. Currie	37,500	5,000	3,500	23,000	75,000	144,000	15,250	Retired
M. Ashton Hudson	50,000	—	2,000	26,000	75,000	153,000	15,903	2048
Charles W. Matthews	—	—	—	—	—	—	—	Retired
William C. Powers, Jr.	50,000	—	4,500	27,250	75,000	156,750	16,209	2022
James A. Rubright	50,000	40,000	5,500	47,750	75,000	218,250	23,313	2022
Daniel B. Silvers	50,000	1,250	4,500	27,875	75,000	158,625	16,376	2052
Richard M. Smith	50,000	5,000	6,000	30,500	75,000	166,500	17,247	2021
Richard D. Squires	50,000	—	2,500	26,250	75,000	153,750	15,965	2033
David L.Weinstein	37,500	—	3,500	20,500	75,000	136,500	14,378	Retired

(3)
The amounts shown in column (c) relate to the initial stock option grant upon appointment of a new director.

(4)
Ms. Brown retired from our Board of Directors in February 2016.

(5)
Mr. Currie retired from our Board of Directors in September 2016.

(6)
Mr. Hudson joined our Board on February 5, 2016 pursuant to the Director Nomination Agreement with Cove Street Capital, LLC.

(7)
Mr. Matthews retired from our Board of Directors in February 2016.

(8)
Mr. Squires joined our Board on February 5, 2016 pursuant to the Director Nomination Agreement with Carlson Capital L.P.

(9)
Mr. Weinstein retired from our Board of Directors in September 2016.

22	2017 PROXY STATEMENT

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

Our 2016 key initiatives were:

•
Reducing costs across the entire organization,

•
Reviewing entire portfolio of assets (complete non-core asset sales), and

•
Reviewing capital structure (allocate capital to maximize shareholder value).

In furtherance of these initiatives, in 2016 we significantly transformed the company. Highlights include:

•
Executed non-core asset sales, including one hotel, nearly 73,000 acres of timberland and undeveloped land, five multifamily projects, oil and gas working interests, and five non-core community development projects, resulting in nearly $482 million in proceeds.

•
Reduced selling, general and administrative expense by over 28% compared with 2015.

•
Reduced outstanding debt by $277.8 million in 2016 and compared with year end 2015, and by $323.3 million since third quarter 2015.

In addition to our focus on these transformative activities, in 2016 our core community development business sold 1,940 residential lots at an average price of approximately $68,200 per lot. In 2015 we sold 1,472 residential lots at an average price of approximately $77,200 per lot.

We also achieved significant increases in our results of operations compared with 2015. Total segment earnings in 2016 were $120.1 million compared with $71.3 million in 2015, and net income in 2016 was $58.6 million compared with a loss of $213.0 million in 2015.

2016 COMPENSATION RESET

In light of the leadership changes in 2015 and as outlined above and consistent with our initiative to reduce costs across the entire organization, in the latter part of 2015 our Compensation Committee commenced a process to "reset" total compensation for our named executive officers (NEOs). For example, our new CEO's base salary is 17% lower than his predecessor, and the CEO's 2016 long-term equity incentive award was 68% lower than his predecessor's 2015 LTI award.

ADVISORY VOTE

At our 2016 annual meeting of stockholders, approximately 82% of votes cast in our advisory vote on executive compensation were in favor of the proposal. The Compensation Committee will continue to consider the results of stockholder advisory votes on executive compensation when making future decisions. Our Board of Directors has determined that advisory votes on executive compensation should be held annually, and we are seeking an advisory vote to confirm this practice for the next six years.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our 2016 compensation philosophy is that a significant part of our executives' compensation should relate to our performance, as measured by return on equity (ROE). We calculate ROE based on income before taxes (as determined in accordance with GAAP) for the year, as adjusted to eliminate gains and losses from nonstandard asset sales and asset impairments, divided by total equity of the company as of the beginning of the year. Nonstandard asset sales, the gains or losses from which would be excluded from the ROE calculation, include asset sales such as the Radisson Hotel, non-core community development projects, bulk timberland packages, oil and gas working interests, etc. Income from other sales of assets such as lot, retail land and tract sales, and sales of multifamily projects, would not be excluded. We make adjustments to ROE because we did not want unusual transactions arising out of our transformation activities to skew the ROE bonus results, and it was not possible to predict when the plan was adopted how many such transactions would occur in 2016. We refer to the result following adjustments as described above as Adjusted ROE.

2017 PROXY STATEMENT	23

COMPENSATION DISCUSSION AND ANALYSIS

Our executive compensation program is designed to attract, retain, and motivate key executives to maximize value realization, performance and long-term stockholder value. We look to ROE to help measure value realization and performance. We are guided by the following principles in determining the form and amount of executive compensation:

•
Compensation should be tied to performance.  A meaningful portion of total compensation is tied to and varies with our financial and operating performance, as well as individual performance. Bonuses are considered annually based on ROE and achievement of individual performance objectives. Also, stock options, stock appreciation rights, market-leveraged stock units, performance stock units, restricted stock and restricted stock units generate value to executives as our performance and stock price improves.

•
Compensation should align executives' and stockholders' interests and reward long-term value creation.  Our annual incentive bonuses are tied closely to ROE because we believe there is a strong correlation between ROE and long-term stockholder value creation. In addition, the use of equity-based compensation aligns our executives' interests with our stockholders' interests and encourages our executives to focus on long-term growth and performance.

•
Compensation should be competitive.  Our total compensation, especially our base salaries, annual incentive compensation and long-term incentives, should be competitive with our public and private peers to enable us to attract and retain key executives.

•
Retention.  We believe an overall package of appropriate pay and benefits helps retain executives and managers. This includes a competitive base salary, health and welfare benefits and a 401(k) plan match. In addition, equity awards with vesting and forfeiture provisions encourage staying with the Company. Also, we provide change in control agreements to help ensure that our executives continue to work in the best interests of our stockholders and help alleviate concerns during any potential change in control situations that might otherwise lead the executives to work elsewhere or to work other than in the best interests of the Company or its stockholders.

ELEMENTS OF OUR COMPENSATION PROGRAM

The elements of our compensation program are as follows:

•
Salaries;

•
Annual incentive bonuses based on performance measurements;

•
Equity-based long-term incentive awards including stock options, stock appreciation rights, market-leveraged stock units, performance stock units, restricted stock, and restricted stock units;

•
401(k) plan, tax qualified employer retirement contributions, and a supplemental executive retirement plan, or SERP;

•
Health and welfare benefits; and

•
Change in control agreements.

Generally speaking, each element of compensation is evaluated independently to determine whether in our Compensation Committee's judgment it is competitive within our segment of the real estate industry, considering both public and private competitors. Our Compensation Committee considers the compensation structures and opportunities of private competitors because we must compete against these companies for talent. Our Compensation Committee maintains a balance among the elements of compensation that ties a significant portion of compensation to performance. Our Compensation Committee also uses tally sheets that show all elements of compensation as a total. Although our Compensation Committee does not

24	2017 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

establish specific preset allocation formulas to determine the proportion of each element in relation to the other elements, it generally tries to maintain a balance among the different elements:

ELEMENT	PERFORMANCE MEASURE	MEASUREMENT PERIOD

Salary	Continued service subject to annual evaluation	1 year
Annual incentive bonus:
Cash	ROE	1 year
Long-term incentives:
Market-leveraged stock units	Stock price	3 years
Stock options or stock appreciation rights	Stock price	10 years
Performance stock units	Selected company performance measures	3 years
Restricted stock units	None	3 years
Retirement benefits	Retirement contribution is dependent on salary and bonus	None
Health and welfare benefits	None	None
Change in control agreements	None	None

Base Salaries

Base salaries are determined based on the executive's responsibilities, performance, experience, and the Compensation Committee's judgment regarding competitive requirements and internal equity. No specific formula is applied to determine the weight of each factor. In reviewing the salaries of executives, the Compensation Committee from time to time reviews information from independent surveys and publicly-available data regarding the peer group companies discussed below. Our Compensation Committee may consider increases in the salaries of our executives based on increased responsibilities, realignment with market levels, or other factors in addition to the factors described above.

During 2016, our Compensation Committee adjusted the annual base salaries of two of our NEOs as follows:

EXECUTIVE OFFICER	2015 BASE SALARY	CHANGE	% CHANGE	2016 BASE SALARY

Mr. Quinley	$268,000	$7,000	2.6%	$275,000
Mr. Grimm	320,000	(45,000)	(14.1)%	275,000

Mr. Quinley's base salary was increased in recognition of additional responsibility accepted following his promotion to President—Community Development in September 2015. Mr. Grimm's base salary was decreased in furtherance of our cost reduction initiatives and for increased internal equity with his peers. Our Compensation Committee determined the salary adjustment amounts based on its discretion and based on recommendations of the CEO.

Annual Incentive Bonuses

For 2016, our Compensation Committee selected ROE as the primary performance measure for determining annual incentive bonuses. Our Compensation Committee may also consider recommendations of the CEO and the degree to which the employee's actions have laid the groundwork for future earnings. The types and relative importance of specific financial and other business factors vary among the executives depending on their positions and the particular operations or functions for which they are responsible. For example, executives may be given a bonus for accomplishing specific objectives or projects, including successful completion of acquisitions, entitlements, agreements, developments or sales.

The bonus is based on a sliding scale if Adjusted ROE falls within a certain range of percentages determined by our Compensation Committee. If the Adjusted ROE for the year were to fall within the range of percentages, then the incentive bonus would be a specified amount based on the actual percentage, and the bonus would be deemed earned as a result of achievement of Adjusted ROE. For 2016, the range of Adjusted ROE percentages was from 4% to 12%. Executive officer bonuses are targeted at one times base salary when Adjusted ROE equals 10%. If Adjusted ROE were to fall outside the range of percentages, then the Compensation Committee would determine the bonus amount in its discretion.

Our 2016 Adjusted ROE was approximately nine percent. In calculating Adjusted ROE, we excluded the gains from our sales of the Radisson Hotel and bulk timberland, and excluded losses from the sale of oil and gas working interests, non-cash impairments, loss on extinguishment of debt and oil & gas litigation.

2017 PROXY STATEMENT	25

COMPENSATION DISCUSSION AND ANALYSIS

The following table reflects 2016 cash incentive bonuses earned and paid to our NEOs:

NAME	PLAN CALCULATION	BONUS RECEIVED

Mr. Weber	$450,000	$450,000
Mr. Jehl	248,000	350,000
Mr. Quinley	248,000	248,000
Mr. Grimm	248,000	213,000

Our Compensation Committee determined bonuses in its discretion based on its evaluation of Mr. Weber's performance as CEO and, for the other executive officers, considering Mr. Weber's recommendations following his performance evaluations of our other executive officers. Factors considered include:

•
Mr. Weber—Provided vision and leadership to develop and execute key initiatives to transform the company by selling a substantial amount of our non-core assets, reducing debt by over $270 million in 2016 and taking actions to eliminate annualized selling, general and administrative expenses by over $60 million once all non-core asset sales are complete.

•
Mr. Jehl—Reduced debt by over $270 million through a successful cash tender offer and open market purchases, developed and implemented strategy to minimize tax leakage associated with selling non-core assets, implemented zero-based budgeting, took actions to eliminate over $60 million in annualized selling, general and administrative expenses once all non-core asset sales are complete, and led the divestiture of non-core oil and gas working interest assets generating over $80 million in proceeds.

•
Mr. Quinley—Led the sale of the second highest number of residential lots per year since our spin-off, managed the disposition of over 58,000 acres of non-core timberland and undeveloped land for $104.2 million, and sold five non-core community development projects resulting in projected annual savings of $2.4 million.

•
Mr. Grimm—Managed the legal aspects of over 15 non-core asset sale transactions generating more than $480 million in proceeds, tender offer resulting in retirement of $215.5 million of high-yield debt, and reduction of our workforce by an additional 45%.

Our Compensation Committee may, in its discretion, award cash bonuses during the year or as part of the annual bonus awards as a result of extraordinary performance. In addition, our Compensation Committee may elect to pay "sign-on" bonuses and may elect to establish other measures to determine annual bonus amounts for purposes of recruiting a new executive. No special or sign-on bonuses were awarded to NEOs in 2016.

Long-Term Incentive Awards

Our 2007 Stock Incentive Plan gives us the ability to provide our eligible employees, including each of our NEOs, grants of compensation awards based on our shares of stock. Our equity-based incentive awards include stock options, stock appreciation rights, market-leveraged stock units, performance stock units, restricted stock, and restricted stock units. Our Compensation Committee grants annual equity-based long-term incentive awards and may grant equity-based awards as a portion of the annual incentive program. Our Compensation Committee typically makes equity-based long-term incentive award grants in February of each year to further align interests of the executives with the interests of our stockholders and to remain competitive with market practices, support executive recruitment and retention, and establish internal pay equity among executives. Our Compensation Committee may, in its discretion, grant equity-based awards during the year as a result of extraordinary performance or the assumption of new responsibilities or to establish additional incentives in light of significant company events or developments.

In making decisions regarding annual equity-based awards, our Compensation Committee uses tally sheets to consider previous grants, value and experience the executive brings to a role, relative responsibilities of the executive, and the business segment in determining sizes of awards. In the case of a new key executive, or an executive assuming new responsibilities, an initial grant may be made above usual annual targeted levels. The amounts of equity-based awards are determined based on input from the compensation consultant regarding market practices, recommendations of the CEO (except for the CEO's awards, whose recommendations are made by the Chairman), and the judgment of our Compensation Committee. The dollar value of the awards may be below, at or above the mid-range of what other comparable companies may offer in any given year. Our Compensation Committee may also consider internal pay equity for equity awards among executives, and progress toward meeting our stock ownership guidelines.

26	2017 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The equity-based awards generally have the following terms:

Stock Options and Stock Appreciation Rights:	Stock options and stock appreciation rights ("SARs") have an exercise price equal to the NYSE closing price per share on the date of the grant; vest 25% each year over four years; provide for accelerated vesting upon retirement, disability, death, or if there is a change in control; and expire in ten years. Options exercised are settled in common stock. Stock appreciation rights are settled in cash.
Market-Leveraged Stock Units:

Market-leveraged stock units ("MSUs") vest at the expiration of a performance period determined by the Compensation Committee, typically three years. Each MSU is based on one share of common stock. MSUs will be settled in common stock using a conversion formula under which the number of MSUs paid is adjusted at the vesting date based on the percentage change in stock price (plus dividends if applicable) during the performance period. Under the conversion formula, a 50% or greater increase in stock price results in a 1.5 multiple of MSUs paid, a 50% reduction in stock price results in a 0.5 multiple of MSUs paid, and more than 50% reduction in stock price results in no MSUs paid.

Performance Stock Units:

Performance stock units ("PSUs") vest at the expiration of a performance period determined by the Compensation Committee, typically three years. Each PSU is based on one share of common stock. PSUs will be settled in common stock or cash (as determined by the Compensation Committee) based on the achievement of company performance metrics determined by the Compensation Committee over the performance period.

Restricted Stock Units:

Restricted stock units ("RSUs") vest after three years or vest one-third per year and may be settled in stock or cash as determined at time award. Restricted stock unit awards have accelerated vesting upon retirement, disability, death, or if there is a change in control.

The Company uses long-term incentive awards in order to provide strong alignment with stockholders and ensure that executives are rewarded for increasing stockholder value. Given the unique combination of our businesses and the long-term nature of many of our investments it is inherently difficult to set long-term financial performance goals. Accordingly, our Compensation Committee has determined that restricted stock units, performance stock units, market-leveraged stock units and stock options are an appropriate performance-based vehicle for a significant portion of long-term incentive value. Long-term incentive value awarded each year considers both company and individual performance with additional consideration for total outstanding equity opportunity for each executive and annual stockholder dilution.

Long-term incentives for 2016 consisted of 100% restricted stock units vesting one-third per year, to be settled in stock. Our 2016 executive officer long-term incentives did not include options, stock appreciation rights, market-leveraged stock units or performance stock units.

STOCK OWNERSHIP GUIDELINES

To further align our executives' financial interests with those of our stockholders, we adopted the following minimum stock ownership guidelines for our NEOs:

VALUE OF OWNERSHIP OF STOCK AS A MULTIPLE OF ANNUAL SALARY

POSITION	MULTIPLE OF SALARY

Chief Executive Officer	5x
Other Named Executive Officers	3x

Shares owned by the executive and their immediate family members count toward the ownership guidelines, as do restricted stock and restricted stock units. Market-leveraged stock units and performance stock units also count based on the number of units originally awarded without regard to adjustment that may be made at the end of the performance period. Stock options are not counted until they are exercised, and stock appreciation rights are not counted.

2017 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

The NEOs have five years following their initial election to meet the stock ownership guidelines. The executive must hold all stock until the stock ownership guidelines have been satisfied. We expect all of our NEOs will satisfy their stock ownership requirements within the required time period.

MANDATORY HOLDING PERIODS FOR STOCK ACQUIRED THROUGH EXERCISE OF OPTIONS

Our executive officers are required to hold 100 percent of the net shares acquired through the exercise of options until they meet our stock ownership guidelines. The Compensation Committee maintains discretion to reduce or eliminate future long-term incentive awards for an executive who is not making adequate progress toward meeting the stock ownership guidelines or does not retain the required level of net shares acquired through the exercise of options.

INSIDER TRADING POLICY

Under the terms of our insider trading policy, the NEOs may not trade in options, warrants, puts, calls or similar hedging instruments, may not sell our securities "short," and may not pledge or hold our securities in margin accounts.

OTHER COMPENSATION AND BENEFITS

Qualified Retirement Benefits

We offer a tax-qualified defined contribution retirement plan to our employees in which our NEOS are eligible to participate. Our defined contribution retirement plan, which we also refer to as our 401(k) plan, has two components: (a) employee contributions with company match, and (b) company retirement contributions. Our 401(k) plan does not grant extra years of credited service to executives. Extra years of credited service would be granted only under our change in control agreements, but not for any other reason.

Our 401(k) plan allows us to match an employee's contribution in accordance with the following formula: for each dollar that an employee contributes to their 401(k) savings account, we contribute a match of $1 up to 3% of the employee's compensation; thereafter, for each dollar that an employee contributes of their next 3% of pay, we contribute a match of $0.50. The maximum annual matching contribution is limited by IRS rules. The match is vested 100% after two years of employment.

In addition, we make a retirement contribution equal to 3.5% of the employee's compensation. The retirement contribution is vested after two years of employment. Employees are offered a wide range of investment choices under the plan for their payroll contributions, and our match and retirement contributions are invested proportionally in the same funds selected by the employees for their own payroll contributions.

Supplemental Executive Retirement Plan (SERP)

The Internal Revenue Code limits the amount of compensation that can be used in calculations under a tax-qualified defined contribution retirement plan such as our 401(k) plan. Because we wish to provide our executives with a continuing ability to save for their retirement, we credit under the SERP an amount equal to 3.5% of the executive's compensation in excess of this limit (earnings of $265,000 in 2016) plus a return based on Applicable Federal Rate as published by the Internal Revenue Service. The retirement contribution is vested after two years of employment. The SERP, which is a non-qualified defined contribution plan, is unfunded and contains a provision for acceleration of payment in the event of a change in control. The retirement benefit, to the extent vested upon termination of employment, will be paid in lump sum as soon as practicable after such termination. Any unvested portion would be forfeited.

Umbrella Liability Insurance

All employees at the vice president level and above, including our NEOs, are provided with a $3 million umbrella liability insurance policy, the value of which is taxable to the recipients.

Health and Welfare Benefits

We offer the same health and welfare benefits to all full-time employees, including our NEOs. These benefits include medical benefits, dental benefits, vision benefits, life insurance, salary continuation for short-term disability, long-term disability insurance, accidental death and dismemberment insurance, dependent care spending account, health care spending account, health savings account, and other similar benefits.

28	2017 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Employment Agreement

Except for Mr. Weber, none of our NEOs has an employment agreement. For a description of Mr. Weber's employment agreement, see the Narrative to Summary Compensation Table, Actual Pay and Grants of Plan-Based Awards Tables section beginning on page 37 of this Proxy Statement. Occasionally we may sign a letter agreement with a new executive upon hiring, but generally such an agreement does not cover more than the first year's pay and bonus, and confirmation of eligibility to participate in our long-term incentive program.

Change in Control Agreements

All of the NEOs have change in control/severance agreements. For a description of the terms of these change in control/severance agreements, see the "Potential Payments Upon Termination or Change in Control" section beginning on page 43 of this Proxy Statement. We believe that the change in control/severance agreements help us to attract and retain our executives by reducing the personal uncertainty and anxiety that arises from the possibility of a future business combination. During a potential change in control, we would not want executives leaving to pursue other employment out of concern for the security of their jobs or being unable to concentrate on their work. To enable executives to focus on the best interest of our stockholders, we offer change in control agreements that generally provide severance benefits to executives whose employment terminates as a result of a change in control.

Perquisites

We generally provide minimal perquisites to our executives. Please see the Summary Compensation Table on page 34 for a description of 2016 perquisites.

CLAWBACK POLICY

If an executive leaves under circumstances that call into question whether any compensation amounts paid to him or her were validly earned, we would pursue any legal rights we deemed appropriate under the circumstances.

OVERSIGHT OF EXECUTIVE COMPENSATION

Compensation Committee

Our Compensation Committee oversees executive compensation. Our Compensation Committee is composed entirely of independent, outside directors and establishes and administers our compensation programs and philosophies. Our CEO works closely with our Compensation Committee and recommends executive compensation amounts, except that the CEO does not participate in discussions regarding his own compensation. Our CEO consults with the other executive officers about compensation amounts for executives and other employees who report to them. Our Compensation Committee will also consider the results of stockholder advisory votes on executive compensation. Our Compensation Committee has final approval of all compensation amounts or formulas applicable to benefit plans in which executive officers participate.

Our Compensation Committee also:

•
establishes, administers, and approves bonus programs for non-executive employees and approves the aggregate amount of bonus pool for the Company. Each executive officer recommends individual bonus amounts for employees under his or her direction, and the CEO approves or adjusts the individual amounts;

•
approves all equity-based award recipients and the amount of each award;

•
delegates to the CEO the responsibility for approving health and welfare programs for all employees. Executive officers participate in the same health and welfare programs as other salaried employees; and

•
delegates to certain of our executive officers the responsibility of maintaining the tax qualification status of our 401(k) plan, approving 401(k) plan provisions and formulas applicable to employees who are not executive officers, and overseeing the administration of the 401(k) and other benefit plans.

In addition, a retirement plan investment committee, whose members include executive officers and our human resources generalist, oversees 401(k) plan fund choices. This investment committee reports annually to the Compensation Committee.

2017 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

Competitive Pay Analysis and Peer Group

We employ several methods to evaluate our executive compensation practices relative to those in other companies. Our Compensation Committee, either alone or with the assistance of a compensation consultant, may conduct an analysis of the NEOs to assist with setting compensation for the NEOs. For further comparison, we evaluate the base salary, annual incentive awards, and long-term incentives provided to the NEOs of the companies in our peer group, although we do not target our pay toward any particular peer group benchmark.

Our 2016 public company compensation peer group included a range of companies with operations in either real estate development or oil and gas exploration and production. In determining our 2016 compensation peer group, we considered various metrics including revenues and market capitalization, targeting companies within a range of 0.5x to 2.0x of both metrics. Our 2016 peer group represented a mix of real estate and oil and gas exploration companies:

AV Homes, Inc.	Penn Virginia Corp.
Alexander & Baldwin, Inc.	Petroquest Energy Inc.
Approach Resources, Inc.	Post Properties, Inc.
Cousins Properties Incorporated	Potlatch Corporation
Contango Oil and Gas Co.	PS Business Parks, Inc.
Goodrich Petroleum Corp.	Resolute Energy Corp.
Magnum Hunter Resources Corp.	The St. Joe Company
Matador Resources Co.

In furtherance of our transformation initiatives, in 2017 our Compensation Committee revised our compensation peer group to eliminate oil and gas exploration companies and to recognize changes to our market capitalization. The 2017 compensation peer group is:

AV Homes, Inc.	New Home Company, Inc.
Alexander & Baldwin, Inc.	PICO Holdings, Inc.
Cousins Properties Incorporated	Stratus Properties, Inc.
Green Brick Partners, Inc.	Tejon Ranch Company
LGI Homes, Inc.	The St. Joe Company

Our Compensation Committee considered data from our 2017 compensation peer group in its determination of 2016 bonuses, but did not target payment at any particular peer group benchmark.

We have a unique combination of businesses and assets as compared with other publicly-traded companies so our Compensation Committee recognizes the limitations inherent within public company peer comparisons and utilizes its own judgment in making compensation decisions.

Compensation Consultant

Our Compensation Committee may engage a compensation consultant to, among other things, provide market and other specific information on executive pay. The compensation consultant may also attend our Compensation Committee meetings on request of the Compensation Committee. Our Compensation Committee periodically may meet in executive session with the compensation consultant. Our Compensation Committee did not engage a compensation consultant to provide advice about proposed 2016 executive compensation programs and amounts.

No compensation consultant or its affiliates provided additional services to us in excess of $120,000 during 2016.

Tally Sheets

Our Compensation Committee reviews tally sheets for each of the NEOs for compensation each year. These tally sheets list the executive's salary, proposed bonus and stock awards, and the 401(k) matching contribution, retirement, health and welfare benefits.

30	2017 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Evaluation of CEO's Performance

The Compensation Committee facilitates a process for each member of our Board (excluding the CEO) to provide formal feedback regarding the CEO's performance, to be discussed with the full Board (excluding the CEO) in executive session. Factors evaluated may include ROE, segment performance, and other financial and non-financial performance measures and objectives, including leadership, ethics, key initiatives, strategic planning, financial results, succession planning, human resources, communications, external relations, and board relations. Our independent directors determine CEO pay with recommendations from the Compensation Committee.

Compensation Oversight Governance Practices

Our governance practices divide responsibility for compensation oversight into three levels:

Stockholders:	Stockholders approve all stock incentive plans and provide an annual advisory vote on executive compensation. We do not have any stock incentive plans that are not stockholder-approved.
Board and Compensation Committee:

Our Compensation Committee is composed entirely of independent directors. The Compensation Committee establishes and oversees administration of our compensation programs. The Compensation Committee ensures that stockholder-approved plans are administered in accordance with good governance practices and stockholder intent. The Compensation Committee will also consider the results of stockholder advisory votes on executive compensation. The Compensation Committee is responsible for approval of salaries, bonuses and long-term incentive compensation paid to executive officers, bonus pools for non-executive employees, and employment and change in control agreements. The full Board reviews tally sheets for the CEO, evaluates CEO performance, approves succession plans, and acts on recommendations of the Compensation Committee.

Management:

Management approves health and welfare programs for all employees, determines individual employee bonuses for all plan participants, approves any retirement plan changes other than those for executive officers, and administers all employee benefit and incentive plans on a day-to-day basis. Within management, the CEO and Chief Administrative Officer serve as liaisons with the Compensation Committee.

Equity Award Governance Practices

Our general practice is to make equity-based award grants each year at the February Board meeting. From time to time, we may grant equity-based awards to our executive officers outside the annual award process, such as in connection with the hiring of a new executive, for retention purposes, to reward exemplary performance, or for promotional recognition. The CEO provides initial award recommendations to our Compensation Committee for approval. The Compensation Committee approves the dollar value of equity awards which are valued based on the closing price of our common stock on the NYSE on the grant date or, in the case of market-leveraged stock units, the average closing price for the 40 trading day period ending on the grant date.

We do not have any program, plan or practice to time option grants or other stock-based awards in coordination with the release of material non-public information nor do we time the release of material non-public information for the purpose of affecting the value of executive compensation. Our policy for setting the timing of stock option grants and other stock-based awards does not allow executives to have any role in choosing the price of their options or other stock-based awards. We do not "back date," "spring load" or reprice options or other stock-based awards.

Stockholder Advisory Approval of Executive Compensation

Our stockholders have an opportunity to cast an annual advisory vote on executive compensation. At the 2016 annual meeting of our stockholders, approximately 82% of the votes cast in the advisory vote on executive compensation were voted in favor of our executive compensation. The Compensation Committee believes this affirms our stockholders' support of our approach to executive compensation. Therefore the Compensation Committee did not materially change its approach to executive compensation in 2016. The Compensation Committee will continue to consider the results of stockholder advisory votes on executive compensation when making future decisions regarding executive compensation. Further, we welcome direct stockholder feedback on our programs.

2017 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

ACCOUNTING AND TAX TREATMENT OF COMPENSATION

While the accounting and tax treatment may be a consideration when determining compensation, our Compensation Committee maintains the discretion to make compensation decisions that are in the best interest of the Company and our stockholders regardless of the accounting and tax treatment.

32	2017 PROXY STATEMENT

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommended to the Board of Directors that it be included in our Annual Report on Form 10-K for the year ended December 31, 2016 and in this Proxy Statement.

Daniel B. Silvers, Chairman James A. Rubright Richard M. Smith

2017 PROXY STATEMENT	33

SUMMARY COMPENSATION TABLE

The following table contains compensation information for our CEO, CFO and two other executive officers who for 2016 had the highest compensation. We had only two other executive officers (other than the CEO and CFO) as of December 31, 2016. We refer to these persons as our NEOs. The information in the following table is presented in accordance with SEC requirements.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS(2) ($)	NON-EQUITY INCENTIVE PLAN ($)	ALL OTHER COMPENSATION(3) ($)	TOTAL ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Phillip J. Weber	2016	$500,000	$—	$350,003	$—	$450,000	$39,432	$1,339,435
Chief Executive Officer	2015	360,423	104,000	385,006	872,958	96,000	34,958	1,853,345
	2014	310,000	—	733,737	—	241,000	31,157	1,315,894

Charles D. Jehl	2016	275,000	102,000	549,996	—	248,000	200,729	1,375,725
Chief Financial Officer	2015	275,000	450,000	279,996	119,980	—	40,319	1,165,295

Michael Quinley	2016	273,833	—	350,003	—	248,000	28,937	900,773
President—Community Development

David M. Grimm(4)	2016	282,500	—	150,001	—	213,000	29,823	675,324
Chief Administrative Officer &	2015	316,250	67,000	350,003	149,973	108,000	34,124	1,025,350
General Counsel	2014	290,000	50,000	604,993	—	195,000	29,833	1,169,826

Bruce F. Dickson(5)	2016	93,750	—	—	—	—	21,877	115,627
Former Chief Real Estate Officer	2015	375,000	36,000	419,995	179,966	139,000	43,958	1,193,919
	2014	370,833	—	816,234	—	442,000	36,000	1,665,067

(1)
The amounts set forth in the "Stock Awards" column represent the aggregate grant date fair value of stock awards granted during the applicable fiscal years calculated in accordance with ASC Topic 718. Assumptions used in the calculation are included in Note 17 to our audited consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2017.

(2)
The amounts set forth in the "Option Awards" column represent the aggregate grant date fair value of stock options granted during the applicable fiscal years calculated in accordance with ASC Topic 718. Assumptions used in the calculation are included in Note 17 to our audited consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2017.

(3)
All other compensation for 2016 includes a $9,275 tax-qualified retirement contribution and the following:

	RELOCATION	UMBRELLA LIABILITY INSURANCE	SERP	401(k) COMPANY MATCH	ADDITIONAL LIFE INSURANCE

Mr. Weber	$—	$685	$15,225	$11,925	$2,322
Mr. Jehl	171,964	685	6,475	11,925	405
Mr. Quinley	—	685	6,434	11,925	618
Mr. Grimm	—	685	6,738	11,925	1,200
Mr. Dickson	—	—	33	11,925	644

  Mr. Jehl's relocation expenses consisted of $164,635 for moving, house closing, temporary living and related expenses plus a tax gross-up reimbursement of $7,329 related to the portion of such expenses that were taxable to Mr. Jehl.

(4)
Mr. Grimm is scheduled to retire as Chief Administrative Officer, Executive Vice President, General Counsel and Secretary on March 31, 2017.

(5)
Mr. Dickson retired as Chief Real Estate Officer effective on March 31, 2016.

34	2017 PROXY STATEMENT

ACTUAL PAY

In 2015, the SEC proposed a new pay disclosure rule. The rule, which has not yet been adopted, would require disclosure of "actual" pay in comparison to "summary compensation table" pay, among other information.

The below information is presented for the CEO (our principal executive officer) and other NEOs in the format contemplated by the proposed rule:

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO(1)	COMPENSATION ACTUALLY PAID TO CEO(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NAMED EXECUTIVE OFFICERS(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NAMED EXECUTIVE OFFICERS(2)

(a)	(b)	(c)	(d)	(e)
2016	$1,339,435	$950,000	$766,862	$434,021
2015	1,853,345	560,423	$1,222,836	535,100
2014	2,075,162	734,667	1,355,849	579,914

(1)
Amounts shown in columns (b) and (c) represent Mr. Weber as CEO for 2016 and 2015 and his predecessor as CEO for 2014.

(2)
Included in columns (d) and (e) for 2015 is a $275,000 retention bonus paid to Mr. Jehl which, if excluded, would reduce 2015 average compensation actually paid to non-CEO NEOs to $480,100. For 2015, our former CEO's severance and benefits of $2,470,590 and our former CFO's severance of $700,000 were excluded from the amounts shown in columns (d) and (e).

Based on the proposed rule, compensation actually paid is total compensation as disclosed in the Summary Compensation Table (SCT), modified to exclude changes in actuarial present value of benefits under defined benefit and actuarial pension plans which are not attributable to the applicable years of service, and to include the value of equity awards at vesting rather than when granted. We do not have any defined benefit or actuarial pension plans so the entire difference between compensation reported in the SCT and compensation actually paid is attributable to the value of equity awards when granted as compared with the value when vested. The proposed rule also contemplates presentation of additional company performance information that we have not presented in this optional disclosure.

2017 PROXY STATEMENT	35

2016 GRANTS OF PLAN-BASED AWARDS

The following table summarizes 2016 grants of stock-based compensation awards and non-equity incentive awards made to the NEOs:

									ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(2) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)
			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS						VALUE OF STOCK AND OPTION AWARDS(3) ($)
											BASE PRICE OF OPTION AWARDS ($/SH)
	EQUITY AWARD GRANT DATE
NAME		TYPE OF AWARD	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Mr. Weber		Annual Bonus	$200,000	$500,000	$625,000	—	—	—	—	—	$—	$—
	2/9/16	RSUs(2)	—	—	—	—	—	—	40,698	—	—	350,003

Mr. Jehl		Annual Bonus	110,000	275,000	344,000	—	—	—	—	—	—	—
	2/9/16	RSUs(2)	—	—	—	—	—	—	63,953	—	—	549,996

Mr. Quinley		Annual Bonus	110,000	275,000	344,000	—	—	—	—	—	—	—
	2/9/16	RSUs(2)	—	—	—	—	—	—	40,698	—	—	350,003

Mr. Grimm		Annual Bonus	110,000	275,000	344,000	—	—	—	—	—	—	—
	2/9/16	RSUs(2)	—	—	—	—	—	—	17,442			150,001

Mr. Dickson	—	—	—	—	—	—	—	—	—	—	—	—

(1)
The amounts shown in column (d) reflect the minimum threshold payment under our 2016 annual incentive program for each NEO as approved by our Compensation Committee in February 2016 based on our achievement of a 4% Adjusted ROE. Below 4% Adjusted ROE, no annual incentive is earned. The amounts shown in column (f) reflect the maximum threshold possible payment under our 2016 annual incentive program for each NEO as approved by our Compensation Committee based on our achievement of a 12% Adjusted ROE. The target amounts shown in column (e) reflect the 2016 annual incentive bonus that would be paid on achievement of a 10% Adjusted ROE, which targets an annual incentive of one times base salary.

(2)
Restricted stock units (RSUs) vest in one-third increments on each of the first three anniversaries of the grant date and are payable in shares of our common stock. For Mr. Jehl, includes a $300,000 award in recognition of his promotion to Chief Financial Officer in addition to his regular long-term incentive award.

(3)
The amounts in column (m) are valued based on the aggregate grant date fair value of the award determined pursuant to ASC 718. Assumptions used in the calculation of the amounts in this column (m) are included in Note 17 to our audited consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2017.

36	2017 PROXY STATEMENT

2016 GRANTS OF PLAN-BASED AWARDS

NARRATIVE TO SUMMARY COMPENSATION TABLE, ACTUAL PAY AND GRANTS OF PLAN-BASED AWARDS TABLES

Compensation Elements in Proportion to Total Compensation

In 2016, our Compensation Committee continued a heavy emphasis on performance by structuring a substantial portion of NEO compensation as performance-based, as follows:

COMPENSATION ELEMENT		% OF TOTAL

Base salary		32%
Performance-based
Annual cash incentive	32%
Equity(1)	29%

Total performance-based		61%
Other Compensation		7%

Total		100%

(1)
Represents 2016 long-term incentive awards.

Please see the Actual Pay table on page 35 of this Proxy Statement for information regarding compensation actually paid to the CEO and other NEOs. Please see the "Compensation Discussion and Analysis" section beginning on page 23 of this Proxy Statement for a description of our overall compensation philosophy and objectives.

Employment Agreement

Except for Mr. Weber, our CEO, we have not entered into employment agreements with any of our NEOs.

On October 21, 2015, we entered into an employment agreement with Mr. Weber in connection with his appointment as CEO. The agreement has a two year term from his September 25, 2015, appointment as CEO ("Term") and provides for a base salary of $500,000, subject to increase by the Compensation Committee on or around February 2017. He is eligible for a performance-based annual bonus, employee benefits, equity (long-term incentive plan) grants, and director and officer insurance. The performance-based annual bonus must be on a basis substantially no less favorable than the annual bonus program applicable to our other senior executives.

Upon a termination of employment during the Term by us without cause or by Mr. Weber with good reason (in each case as such terms are defined in the employment agreement and summarized below), Mr. Weber will receive a lump-sum cash payment of $2,000,000, subject to his execution of a release of claims. No severance is payable by reason of any termination of employment upon or following the expiration of the Term. Upon any termination of employment during the Term, Mr. Weber will be subject to standard confidentiality provisions and a two-year noncompetition and nonsolicitation obligation; provided, that the noncompetition and nonsolicitation obligation will not apply if Mr. Weber's employment is terminated upon or following the expiration of the Term.

Mr. Weber remains subject to his existing change in control/severance agreement. No severance is payable under the employment agreement in circumstances where severance is payable to Mr. Weber under the change in control/severance agreement. For a discussion of the circumstances where severance is payable to Mr. Weber under the change in control/severance agreement, see "Potential Payments Upon Termination or Change in Control" section beginning on page 43 of this Proxy Statement.

Cause includes, subject to various cure periods:

•
material breach by Mr. Weber;

•
conviction of a felony or a plea of guilty or nolo contender to a felony;

•
abuse of alcohol or controlled substances that has a detrimental effect on Mr. Weber's performance of his duties;

•
material violation of any policy of the Company, including the Standards of Business Conduct and Ethics; or

•
willful engaging by Mr. Weber in conduct that is demonstrably and materially injurious to us.

2017 PROXY STATEMENT	37

2016 GRANTS OF PLAN-BASED AWARDS

Good reason includes:

•
failure to be re-elected to the Board or re-appointed as either a member of the Board or CEO;

•
assignment to Mr. Weber of any duties substantially inconsistent with his status as a senior executive;

•
material adverse alteration in the nature or status of Mr. Weber's responsibilities;

•
requirement that Mr. Weber report to a corporate or company officer or an employee instead of reporting directly to the Board (or its successor parent operating board in the event of a change in control);

•
any reduction in his base salary;

•
relocation of principal place of employment more than 50 miles and more distant from Mr. Weber's principal residence; or

•
material breach of the employment agreement by us that (if curable) is not cured within the grace period set forth in the employment agreement.

Upon termination of employment for death or disability, Mr. Weber would receive a cash lump-sum payment equal to the sum of his annual base salary and a prorated portion of his annual target bonus. Mr. Weber would be required to execute a release of claims.

38	2017 PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT YEAR-END 2016

The following table summarizes stock-based compensation awards to acquire our common stock outstanding at December 31, 2016 for the NEOs.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLANS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLANS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)	VESTING DATE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mr. Weber	3,202	—	$17.80	02/09/20	—	$—	—	$—	Vested
	3,759	—	17.80	02/09/20	—	—	—	—	Vested
	12,364	—	18.59	02/08/21	—	—	—	—	Vested
	22,130	—	16.11	02/14/22	—	—	—	—	Vested
	21,930	7,310	18.70	02/12/23	—	—	—	—	(2)
	6,317	18,951	14.08	02/10/25	—	—	—	—	(3)
	30,000	60,000	13.43	09/25/25	—	—	—	—	(4)
	—	—	—	—	2,000	26,600	—	—	(5)
	—	—	—	—	40,698	541,283	—	—	(6)
	—	—	—	—	—	—	9,126	121,376	(7)
	—	—	—	—	—	—	22,890	304,437	(8)
	—	—	—	—	—	—	25,474	338,804	(9)

Mr. Jehl	1,708	—	30.56	02/02/17	—	—	—	—	Vested
	22,300	—	28.85	02/12/18	—	—	—	—	Vested
	10,757	—	17.80	02/09/20	—	—	—	—	Vested
	12,628	—	17.80	02/09/20	—	—	—	—	Vested
	20,772	—	18.59	02/08/21	—	—	—	—	Vested
	22,532	—	16.11	02/14/22	—	—	—	—	Vested
	14,619	4,874	18.70	02/12/23	—	—	—	—	(10)
	4,594	13,783	14.08	02/10/25	—	—	—	—	(11)
	—	—	—	—	1,692	22,504	—	—	(12)
	—	—	—	—	63,953	850,575	—	—	(6)
	—	—	—	—	—	—	5,888	78,310	(7)
	—	—	—	—	—	—	14,768	196,414	(8)
	—	—	—	—	—	—	18,526	246,396	(9)

Mr. Quinley	25,381	—	9.29	2/10/19	—	—	—	—	Vested
	6,659	—	17.80	02/09/20	—	—	—	—	Vested
	7,817	—	17.80	02/09/20	—	—	—	—	Vested
	14,837	—	18.59	02/08/21	—	—	—	—	Vested
	16,094	—	16.11	02/14/22	—	—	—	—	Vested
	10,965	3,655	18.70	02/12/23	—	—	—	—	(13)
	4,594	13,783	14.08	02/10/25	—	—	—	—	(11)
	8,550	17,100	13.43	09/25/25	—	—	—	—	(14)
	—	—	—	—	2,049	27,252	—	—	(15)
	—	—	—	—	12,100	160,930	—	—	(16)
	—	—	—	—	40,698	541,283	—	—	(6)
	—	—	—	—	—	—	5,152	68,522	(7)
	—	—	—	—	—	—	12,922	171,863	(8)
	—	—	—	—	—	—	18,526	246,396	(9)

2017 PROXY STATEMENT	39

OUTSTANDING EQUITY AWARDS AT YEAR-END 2016

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLANS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLANS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)	VESTING DATE

Mr. Grimm	1,708	—	30.56	02/02/17	—	—	—	—	Vested
	22,300	—	28.85	02/12/18	—	—	—	—	Vested
	10,757	—	17.80	02/09/20	—	—	—	—	Vested
	12,628	—	17.80	02/09/20	—	—	—	—	Vested
	20,772	—	18.59	02/08/21	—	—	—	—	Vested
	24,142	—	16.11	02/14/22	—	—	—	—	Vested
	18,274	6,092	18.70	02/12/23	—	—	—	—	(17)
	5,742	17,229	14.08	02/10/25	—	—	—	—	(18)
	—	—	—	—	1,846	24,552	—	—	(19)
	—	—	—	—	17,442	231,979	—	—	(6)
	—	—	—	—	—	—	7,360	97,888	(7)
	—	—	—	—	—	—	18,460	245,518	(8)
	—	—	—	—	—	—	23,158	308,001	(9)

Mr. Dickson	34,871	—	16.11	02/14/22	—	—	—	—	Vested
	29,240	—	18.70	02/12/23	—	—	—	—	Vested
	27,565	—	14.08	02/10/25	—	—	—	—	Vested
	—	—	—	—	—	—	6,799	90,427	Vested
	—	—	—	—	—	—	10,522	139,943	Vested

(1)
Value for all awards is based on the closing market price of our common stock as reported on the NYSE on December 30, 2016 of $13.30. Value for market-leveraged stock units and performance stock units also considers performance measures applicable to these awards.

(2)
Stock options to acquire 21,930 shares are fully vested and exercisable; stock options to acquire 7,310 shares will vest on February 12, 2017.

(3)
Stock options to acquire 6,317 shares are fully vested and exercisable; stock options to acquire 6,317 shares will vest on each of February 10, 2017, 2018 and 2019.

(4)
Stock options to acquire 30,000 shares are fully vested and exercisable; stock options to acquire 60,000 shares will vest on each of September 25, 2017 and 2018; provided, that such stock options will not be exercisable unless the closing price of our common stock exceeds $17.50 per share.

(5)
The restricted stock unit award vests 2,000 shares on February 11, 2017. The restricted stock unit award will be settled in cash as it vests based on the fair market value on the vesting date.

(6)
The restricted stock unit award will vest one-third on each of the first three anniversaries of the grant date (February 9, 2016). The award will be settled in stock.

(7)
The market-leveraged stock unit award vests on February 11, 2017. The market-leveraged stock units will be settled in common stock using a conversion formula based on the change in our stock price during the vesting period. The number of unearned units and the payout value of unearned units presented are based on achieving target performance.

(8)
The performance stock unit award vests on the later of February 11, 2017 or the date when satisfaction of the performance condition has been certified. The performance stock unit will be settled in common stock using a performance formula based on ROA performance over the three-year vesting period. The number of unearned units and the payout value of unearned units presented are based on achieving target performance.

(9)
The market-leveraged stock unit award vests on February 10, 2018. The market-leveraged stock units will be settled in common stock using a conversion formula based on the change in our stock price during the vesting period. The number of unearned units and the payout value of unearned units presented are based on achieving target performance.

(10)
Stock options to acquire 14,619 shares are vested and exercisable; stock options to acquire 4,874 shares will vest on February 12, 2017.

(11)
Stock options to acquire 4,594 shares are vested and exercisable; stock options to acquire 4,594 shares, 4,594 shares and 4,595 shares will vest on February 10, 2017, 2018 and 2019, respectively.

(12)
The restricted stock unit award vests 1,692 shares on February 11, 2017. The restricted stock unit award will be settled in cash as it vests based on the fair market value on the vesting date.

(13)
Stock options to acquire 10,965 shares are fully vested and exercisable; stock options to acquire 3,655 shares will vest on February 12, 2017.

40	2017 PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT YEAR-END 2016
(14)
Stock options to acquire 8,550 shares are fully vested and exercisable; stock options to acquire 8,550 shares will vest on each of September 25, 2017 and 2018; provided, that such stock options will not be exercisable unless the closing price of our common stock exceeds $17.50 per share.

(15)
The restricted stock unit award vests 2,049 shares on February 11, 2017. The restricted stock unit award will be settled in cash as it vests based on the fair market value on the vesting date.

(16)
The restricted stock unit award will vest on the third anniversary of grant date (September 25, 2015).

(17)
Stock options to acquire 18,274 shares are vested and exercisable; stock options to acquire 6,092 shares will vest on February 12, 2017.

(18)
Stock options to acquire 5,742 shares are vested and exercisable; stock options to acquire 5,743 shares will vest on February 10, 2017, 2018 and 2019.

(19)
The restricted stock unit award vests 1,846 shares on February 11, 2017. The restricted stock unit award will be settled in cash as it vests based on the fair market value on the vesting date.

2017 PROXY STATEMENT	41

2016 OPTION EXERCISES AND STOCK VESTED

The following table summarizes stock-based compensation awards exercised or vested in 2016 by the NEOs:

	OPTION AWARDS/ STOCK APPRECIATION RIGHTS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED UPON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED UPON VESTING ($)

(a)	(b)	(c)	(d)	(e)
Mr. Weber	—	$—	11,963	$102,482
Mr. Jehl	—	—	8,418	72,056
Mr. Quinley	—	—	8,004	68,425
Mr. Grimm	—	—	10,221	87,532
Mr. Dickson	—	—	16,064	150,544

NONQUALIFIED DEFERRED COMPENSATION

The following table summarizes nonqualified deferred compensation for the year 2016 for the NEOs:

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)	REGISTRANT CONTRIBUTIONS IN LAST FY ($)(1)	AGGREGATE EARNINGS IN LAST FY ($)(2)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE ($)

	(b)	(c)	(d)	(e)	(f)
Mr. Weber	$—	$15,225	$1,600	$—	$67,927
Mr. Jehl	—	6,475	1,986	—	71,912
Mr. Quinley	—	6,434	1,268	—	48,226
Mr. Grimm	—	6,738	1,976	—	71,831
Mr. Dickson	—	33	1,414	58,540	—

(1)
All contributions were made pursuant to our supplemental executive retirement plan, or SERP, a nonqualified defined contribution plan. The Internal Revenue Code limits the amount of compensation that can be used in calculations under a tax-qualified defined contribution retirement plan such as our 401(k) plan. In 2016 this limit was $265,000. As a result, any retirement benefits that cannot be paid under our tax-qualified defined contribution retirement plan due to these limitations are paid under the SERP. The retirement contribution is vested after two years of employment. The SERP is unfunded and contains a provision for acceleration of payment in the event of a change in control. The retirement benefit, to the extent vested upon termination of employment, will be paid in lump-sum as soon as practicable after such termination. Any unvested portion would be forfeited.

(2)
Our SERP provides that earnings are credited annually on January 1 based on the balances as of the prior year-end and a return based on Applicable Federal Rate as published by the Internal Revenue Service.

42	2017 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have change in control/severance agreements with all of our NEOs. Additionally, we have entered into an employment agreement containing severance provisions with our CEO, Mr. Weber.

Employment Agreement with Mr. Weber

On October 21, 2015, we entered into an employment agreement with Mr. Weber in connection with his appointment as our CEO. See discussion of his employment agreement under "Employment Agreement" beginning on page 37.

Change in Control/Severance Agreements

Each of our NEOs is a party to a change in control/severance agreement, which generally requires a "double trigger" of both a change in control and a qualifying termination of employment before any benefits are paid. The following events constitute a change in control for purposes of the change in control/severance agreements:

•
any person or entity acquiring or becoming beneficial owner as defined in SEC regulations of 20% or more of the combined voting power of our securities;

•
the directors as of the date of our 2007 spin-off (and any subsequent directors nominated or appointed by at least two-thirds of the incumbent directors) ceasing to constitute a majority of our directors within any 24-month period;

•
consummation of a merger, consolidation, or recapitalization (unless the pre-event directors continue to represent a majority of the directors on the post-event board, at least 60% of the pre-event ownership survives, and, in the event of a recapitalization, no person owns 20% or more of the voting power of the securities (except to the extent such ownership existed pre-event));

•
the stockholders approve a plan of liquidation or dissolution;

•
consummation of an agreement to sell, lease, or dispose of substantially all our assets; or

•
any other event that the Board determines to be a change in control.

A qualifying termination of employment includes both involuntary termination by us without cause and voluntary termination by the executive for good reason within the two years following a change in control. Cause includes willful and continued failure by executive to substantially perform executive's duties after written demand for substantial performance by the Board or willful engaging in conduct that is demonstrably and materially injurious to us, monetarily or otherwise. Good reason includes assignment of duties substantially inconsistent with the executive's status as a senior executive officer, material adverse alteration in the nature or status of the executive's responsibilities, material reduction in base salary, relocation of principal place of employment more than 50 miles, or, during the two-year period following a change of control, failure to timely pay compensation or failure to provide benefits or a reduction in benefits to which executive was entitled pre-event. A qualifying termination will be deemed to have occurred if the executive's employment is terminated without cause or executive terminates for good reason before a change in control and such termination without cause or event giving rise to good reason was at the request of a person or entity that entered into an agreement with us, the consummation of which would result in a change of control, whether or not such change in control ever occurs.

Under the change in control/severance agreements, the NEOs would receive the following under qualifying circumstances:

•
a prorated current cycle annual incentive bonus if the termination is before the end of the first half of the cycle or a full annual incentive bonus if termination is during the second half of the cycle (in each case, assuming achievement of performance goals at the target level);

•
any earned but unpaid incentive compensation that has been allocated or awarded to the NEO for a completed bonus cycle preceding the date of termination;

•
lump sum cash severance payment equal to two times their highest base salary during the three-year period prior to the change in control plus two times the target annual bonus during the year of the termination, or if higher, the actual bonus in any of the three fiscal years preceding the termination;

•
health and welfare benefits provided for two years at no greater cost to the NEO;

•
full acceleration of vesting of all unvested or restricted equity or equity-based awards, including stock options, stock appreciation rights, restricted shares, restricted stock units, market-leveraged stock units, and performance stock units;

2017 PROXY STATEMENT	43

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
•
three years of additional service credit for SERP benefits in the case of Messrs. Weber and Quinley and two years of additional service credit for SERP benefits in the case of Messrs. Grimm and Jehl;

•
lump sum payment equal to two years' match and contributions under our 401(k) plan plus two years' contributions under our SERP assuming, in each case, that the NEO (x) made the maximum permissible contributions; and (y) earned compensation at the highest rate of compensation during the three-year period prior to the termination;

•
reimbursement for outplacement services for one year not to exceed 15% of the sum of the NEO's highest base salary during the three years preceding the termination and his target bonus for the year of the termination, or if higher, the actual bonus in any of the three fiscal years before the termination; and

•
two years' continuation of current perquisites.

The change in control/severance agreements entered in or prior to 2008, those of Messrs. Grimm, Jehl and Quinley, also contain gross-up provisions in the event the officer is required to pay excise tax on these amounts. The gross up will only be paid if the change in control payments exceed 110% of the amount that would not be subject to excise tax; otherwise, payments are reduced to the maximum amount that will not trigger the excise tax. Beginning in late 2008, any new change in control/severance agreements do not contain tax gross-up provisions.

The Temple-Inland Inc. Compensation Committee (for agreements entered into prior to our 2007 spin-off) or our Compensation Committee (for agreements entered into after the 2007 spin-off) determined that the amount of severance and benefits represented competitive market practices for executives at this level. Executives at this level generally require a longer timeframe to find comparable jobs because there are fewer jobs at this level in the market. The executives often have a substantial percentage of their personal wealth dependent on the status of our Company, given the requirement to hold a multiple of their salary in stock and the fact that a large part of their compensation is stock-based.

In exchange for the promise of this compensation and benefits, the executive agrees to continue working during any potential change in control event until the earliest of six months from the potential change in control event, until the date of the change in control event, or until the executive is terminated by the Company or terminates employment for good reason.

We believe that the change in control/severance agreements help us to attract and retain our executives by reducing the personal uncertainty and anxiety that arises from the possibility of a future business combination. During a potential change in control, we do not want executives leaving to pursue other employment out of concern for the security of their jobs or being unable to concentrate on their work. To enable executives to focus on the best interest of our stockholders, we offer change in control agreements that generally provide severance benefits to executives whose employment terminates as a result of a change in control.

Equity Incentive Awards

Pursuant to the terms of certain award agreements under our 2007 Stock Incentive Plan, equity awards immediately vest and all restrictions shall lapse upon an employee's death or disability or a change of control of the Company, as defined in the 2007 Stock Incentive Plan and the award agreements thereunder. A retirement-eligible employee who terminates will be entitled to accelerated vesting of all stock options and stock appreciation rights and, for certain grants in 2013 and thereafter, accelerated vesting of restricted stock units. Additionally, a retirement-eligible employee will be entitled to a prorated portion of market-leveraged stock units following the conclusion of the performance period, and any unvested performance stock units and certain restricted stock units will be forfeited upon retirement.

Quantification of Termination Payments and Benefits

The following table summarizes the estimated amounts our NEOs would have become entitled to in the event of termination of such executive officer's employment under various scenarios. The amounts shown assume that such termination was effective as of December 31, 2016 and include estimates of the amounts that would be paid to each executive officer upon such executive officer's termination. The table includes only additional benefits that result from the termination and does not include any amounts or benefits earned, vested, accrued or owing under any plan for any other reason. Please see the

44	2017 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

section entitled Non-qualified Deferred Compensation on page 42 for additional information. The actual amounts to be paid can only be determined at the time of such executive officer's separation from the Company.

	SEVERANCE	ESTIMATED BONUS PAYMENT(1)	VALUE OF STOCK OPTIONS/ SARS THAT VEST	VALUE OF RESTRICTED STOCK/ RSUS/ MSUS/ PSUS THAT VEST(2)	RETIREMENT BENEFITS	WELFARE BENEFITS	OUTPLACEMENT	EXCISE TAX/ GROSS UP	AGGREGATE PAYMENTS

Mr. Weber(3)
Change in Control	$—	$—	$—	$1,867,027	$—	$—	$—	$—	$1,867,027
Involuntary Not for Cause Termination or Voluntary Good Reason Termination in Connection with a Change in Control(4)	2,000,000	450,000	—	1,867,027	76,049	31,125	150,000	—	4,574,201
Retirement(5)	—	—	—	1,062,918	—	—	—	—	1,062,918
Death(6)	1,000,000	—	—	1,867,027	—	—	—	—	2,867,027
Disability(6)	1,000,000	—	—	1,867,027	—	—	—	—	2,867,027
Involuntary Not for Cause Termination or Voluntary Good Reason Termination(7)	2,000,000	—	—	—	—	—	—	—	2,000,000

Mr. Jehl
Change in Control	—	—	—	1,752,967	—	—	—	—	1,752,967
Involuntary Not for Cause Termination or Voluntary Good Reason Termination in Connection with a Change in Control(4)	1,100,000	350,000	—	1,752,967	59,322	31,060	82,500	—	3,375,849
Retirement(5)	—	—	—	—	—	—	—	—	—
Death(6)	—	—	—	1,752,967	—	—	—	—	1,752,967
Disability(6)	—	—	—	1,752,967	—	—	—	—	1,752,967
Involuntary Not for Cause Termination or Voluntary Good Reason Termination(7)	—	—	—	—	—	—	—	—	—

Mr. Quinley(3)
Change in Control	—	—	—	1,545,566	—	—	—	—	1,545,566
Involuntary Not for Cause Termination or Voluntary Good Reason Termination in Connection with a Change in Control(4)	1,216,000	248,000	—	1,545,566	57,805	31,060	91,200	1,024,632	4,214,264
Retirement(5)	—	—	—	—	—	—	—	—	—
Death(6)	—	—	—	1,545,566	—	—	—	—	1,545,566
Disability(6)	—	—	—	1,545,566	—	—	—	—	1,545,566
Involuntary Not for Cause Termination or Voluntary Good Reason Termination(7)	—	—	—	—	—	—	—	—	—

Mr. Grimm
Change in Control	—	—	—	1,356,401	—	—	—	—	1,356,401
Involuntary Not for Cause Termination or Voluntary Good Reason Termination in Connection with a Change in Control(4)	1,240,000	213,000	—	1,356,401	62,451	23,834	93,000	—	2,988,685
Retirement(5)	—	—	—	688,595	—	—	—	—	688,595
Death(6)	—	—	—	1,356,401	—	—	—	—	1,356,401
Disability(6)	—	—	—	1,356,401	—	—	—	—	1,356,401
Involuntary Not For Cause Termination or Voluntary Good Reason Termination(7)	—	—	—	—	—	—	—	—	—

(1)
Executive is entitled to receive, as a result of the applicable termination event, an amount equal to the value of his 2016 incentive bonus.

(2)
Assumes performance criteria are ultimately met at maximum levels.

2017 PROXY STATEMENT	45

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
(3)
Beginning in late 2008, new change in control/severance agreements do not contain tax gross-up provisions.

(4)
Assumes that the executive was terminated without cause or for good reason at the time of the change in control. Assumes for illustration only that the IRS considers the whole payment to be a "parachute payment" subject to the 20% excise tax. Any compensation not deemed to be a "parachute payment" will reduce the amount of excise tax and gross-up payable.

(5)
Under our 2007 Stock Incentive Plan and the related award agreements, all of the NEO's outstanding options, stock appreciation rights, certain restricted stock and restricted stock units will vest immediately upon retirement and market-leveraged stock units will be prorated based on actual performance. Performance stock units and certain restricted stock units will be forfeited upon retirement. Messrs. Weber and Grimm were the only two current NEOs eligible for retirement as of December 31, 2016.

(6)
Except as provided under Mr. Weber's employment agreement described above, upon a termination of employment due to death or disability, executives are entitled to receive no payment other than payment of salary and benefits through the date of termination and payment through life insurance or disability insurance purchased by the executive and available to salaried employees generally. Mr. Weber would receive a cash lump-sum payment equal to the sum of his annual base salary and a pro-rata portion of his annual target bonus. Under our 2007 Stock Incentive Plan, all options and stock appreciation rights will immediately vest upon death or total disability and will remain exercisable for 12 months (death) or 36 months (disability). Restricted stock, restricted stock units, market-leveraged stock units and performance stock units will vest immediately, but performance stock units will be paid only if performance criteria are met.

(7)
In the event Mr. Weber is terminated without cause or terminates for good reason during the term of his employment agreement and he is not entitled to severance under his change in control/severance agreement, Mr. Weber will receive a lump sum cash payment of $2,000,000.

(8)
The rate is based on our actual health and welfare rates for 2017 and our estimated costs for 2018 assuming an annual rate increase of 15%.

Retirement Payments and Benefits for Mr. Dickson

Mr. Dickson retired on March 31, 2016. In connection with his retirement, Mr. Dickson's (i) outstanding stock options and time-based restricted stock unit awards vested in full and all applicable restrictions lapsed, (ii) PSUs were forfeited, and (iii) MSUs will vest on the third anniversary of the date of grant, with the amount vesting determined by the Company's actual performance and prorated based on the portion of the performance period that was completed prior to his retirement. Based on the fair market value of our common stock of $13.04 per share on March 31, 2016, (i) the value of the 2,923 restricted stock units that vested was $38,116, (ii) the value of the stock options that vested and became exercisable was $0 because all such stock options were below the exercise price, and (iii) the value of the target number of 10,522 MSUs that are scheduled to vest on February 10, 2018 was $137,210, with the actual number that vest to be determined based on the achievement of the performance goals. Based on the fair market value of our common stock of $12.95 per share on the vesting date, the value of the 4,376 MSUs that vested on February 11, 2017 was $56,669.

46	2017 PROXY STATEMENT

TREATMENT OF STOCK AWARDS OTHER THAN UPON CHANGE IN CONTROL

In 2016, none of the NEOs other than Mr. Weber had an employment contract or an agreement providing for severance payments in the event of termination of employment other than upon a change in control event. Under our 2007 Stock Incentive Plan, an employee whose employment terminates other than for retirement has three months to exercise any options and stock appreciation rights that are exercisable. A retirement-eligible employee who terminates has the remaining term to exercise options and stock appreciation rights. All other options and stock appreciation rights and, for grants prior to 2013, all unvested restricted stock and restricted stock units and unearned market-leveraged stock units and performance stock units are forfeited. For grants in 2013 and thereafter, a retirement-eligible employee who terminates will receive unvested restricted stock units upon retirement and a prorated portion of market-leveraged stock units and performance stock units following conclusion of the performance period. The employee retains any dividends earned prior to termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During his service on the Compensation Committee, no member served as an officer or employee of ours at any time or had any relationship with us requiring disclosure as a related-party transaction under SEC rules. During 2016, none of our executive officers served as a director of another entity, one of whose executive officers served on the Compensation Committee; and none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as a member of our Board of Directors.

2017 PROXY STATEMENT	47

PROPOSAL REGARDING ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

The Board recognizes that executive compensation is an important matter for our stockholders. Our executive compensation programs are designed to implement our core compensation philosophy that executive compensation should relate to and vary with our performance. We believe our compensation programs are aligned with the interests of our stockholders.

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are asking you to vote, in an advisory manner, to approve the executive compensation philosophy and objectives described in the Compensation Discussion and Analysis (CD&A) section of this 2017 Proxy Statement, and the compensation of our NEOs, as disclosed in this 2017 Proxy Statement.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board of Directors values the opinions of our stockholders, and will consider the outcome of the vote when making future decisions on the compensation of our NEOs and our executive compensation philosophy and objectives.

The Board of Directors has determined to hold annual advisory votes on executive compensation. Accordingly, the next advisory vote on executive compensation will occur at the 2018 Annual Meeting of Stockholders, unless the Board of Directors modifies its policy on the frequency of holding such advisory votes.

THE BOARD OF DIRECTORS RECOMMENDS "FOR" APPROVAL, IN AN ADVISORY MANNER, OF OUR EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES DESCRIBED IN THE CD&A SECTION OF THE 2017 PROXY STATEMENT, AND THE COMPENSATION OF OUR NEOS, AS DISCLOSED IN THE 2017 PROXY STATEMENT.

48	2017 PROXY STATEMENT

PROPOSAL TO HOLD AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In addition to the advisory vote on executive compensation, pursuant to Section 14A of the Securities Exchange Act of 1934, we are also seeking your advisory vote as to whether the advisory vote on executive compensation should occur every one year, every two years, or every three years. You have the option to vote for one, two or three years or to abstain from voting on the proposal. Our stockholders voted on a similar proposal in 2011 and voted to hold this advisory vote every year. For the reasons described below, we recommend that you vote to hold future advisory votes on executive compensation every year, or an annual vote.

Although our executive compensation programs are designed to implement our core philosophy that executive compensation should relate to and vary with our performance, our Board has determined that holding an advisory vote on executive compensation every year is appropriate because this will provide our stockholders with an opportunity to provide immediate feedback on our executive compensation programs and decisions and related disclosures. We believe an annual advisory vote on executive compensation is consistent with our practice of encouraging dialogue with our stockholders regarding executive compensation and other corporate governance matters and will present our stockholders with an additional opportunity to communicate with us regarding executive compensation. Stockholders should note that because our executive compensation programs are designed to encourage our executives to focus on long-term value creation, and because the programs are designed to operate together, it might not be appropriate or feasible to change our programs in response to an advisory vote by the time of the next annual stockholders meeting.

Our Board may in the future decide to conduct advisory votes on executive compensation on a less frequent basis if our Board feels a less frequent basis is appropriate.

The frequency receiving the greatest number of votes—every one year, every two years, or every three years—will be the frequency for the advisory vote on executive compensation selected by the stockholders. Because your vote on this proposal is advisory, it will not be binding on us or our Board. However, our Board will review the voting results and take them into consideration when making future decisions regarding the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS AN ADVISORY VOTE FOR THE OPTION OF "ONE" YEAR AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION.

2017 PROXY STATEMENT	49

PROPOSAL TO RATIFY THE EXTENSION OF OUR TAX BENEFITS PRESERVATION PLAN

We are asking stockholders to ratify the extension, through January 5, 2020, of our Tax Benefits Preservation Plan (the "Tax Benefits Preservation Plan" or the "Plan") with Computershare Trust Company, N.A., as rights agent. The Plan, which is attached to this proxy statement as Appendix A, is designed to protect our tax attributes, such as built in losses and other tax attributes of the Company or any of its Subsidiaries (collectively, "Tax Benefits") from limitations pursuant to Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury regulations promulgated thereunder.

Background and Reasons for the Proposal

As of the date of this Proxy Statement, we had substantial Tax Benefits that would reduce our future tax liability. We can utilize the Tax Benefits in certain circumstances to reduce our federal income tax liability. Our ability to use the Tax Benefits would be substantially limited if there were an "ownership change" as defined under Section 382 of the Code.

The Plan is intended to reduce the risk of an "ownership change" under Section 382 of the Code by deterring any person from becoming a "5-percent shareholder" (as such term is used in Section 382 of the Code) or any existing 5-percent shareholder on the date of the adoption of the Plan from acquiring more than an additional 1% of the outstanding shares of our stock (such person or shareholder, as defined in the Plan, an "Acquiring Person"). In general, an ownership change would occur if our "5-percent shareholders" collectively increase their ownership in the Company by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If any person becomes an Acquiring Person (subject to certain exemptions), there would be a triggering event under the Plan that could result in significant dilution in the ownership interest of such person in our stock.

Our board of directors carefully considered how to preserve the benefits of our Tax Benefits for long-term stockholder value. After consulting with our tax, financial and legal advisors, our board of directors adopted the Tax Benefits Preservation Plan in furtherance of this objective. Although stockholder approval of the Tax Benefits Preservation Plan is not required by applicable law or by our organizational documents, our board of directors determined, as a matter of good corporate governance, that if it were to elect to extend the term of the Plan beyond January 5, 2018, such extension would be submitted to stockholders at the Annual Meeting for ratification.

Pursuant to the Plan, on January 5, 2017, we declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock. In connection with the adoption of the Plan, on January 5, 2017, the Board declared a dividend distribution of one right (a "Right") for each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock"), to stockholders of record at the close of business on January 17, 2017 (the "Record Date"). The Rights have terms that are designed to deter acquisitions of our common stock that could result in an ownership change, as described below.

After consultation with our advisors, our board of directors determined to extend the Tax Benefits Preservation Plan through January 5, 2020, subject to ratification of the extension by stockholders at the Annual Meeting. Our board believes that the Plan will continue to serve as a tool to help prevent an ownership change that could substantially reduce the significant long-term potential benefits of the Tax Benefits and, thus, preserve stockholder value. Accordingly, our board of directors recommends that stockholders ratify the extension of the Plan to January 5, 2020.

It is important to note the Tax Benefits Preservation Plan may deter, but ultimately cannot block, acquisitions of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Our board urges stockholders to carefully read the proposal, the items discussed below under the heading "Certain Considerations Related to the Tax Benefits Preservation Plan", and the full terms of the Plan.

Description of the Plan

The following description of the Plan is qualified in its entirety by reference to the text of the Plan, which is attached to this Proxy Statement as Appendix A. Please read the Plan in its entirety as the discussion herein is only a summary.

The Rights.    In connection with the adoption of the Plan, on January 5, 2017, the Board declared a dividend distribution of one Right for each outstanding share of Common Stock to stockholders of record at the close of business on the Record Date. Each Right is governed by the terms of the Plan and entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a "Unit") of Series B Junior Participating Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), at a purchase price of $50 per Unit, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in the Plan. Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights.

50	2017 PROXY STATEMENT

PROPOSAL TO RATIFY THE EXTENSION OF OUR TAX BENEFITS PRESERVATION PLAN

Preferred Share Provisions.    Each one one-thousandth of a share of Series B Preferred Stock, if issued:

•
will not be redeemable;

•
will entitle the holder thereof to quarterly dividend payments of $0.001 or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

•
will, upon any liquidation of the Company, entitle the holder thereof to receive either $1.00 plus accrued and unpaid dividends and distributions to the date of payment or an amount equal to the payment made on one share of Common Stock, whichever is greater;

•
will have the same voting power as one share of Common Stock; and

•
will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, entitle holders to a per share payment equal to the payment made on one share of Common Stock.

Exercisability.    The Rights will not be exercisable until the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (the "Stock Acquisition Date") or (ii) 10 business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person (the earlier of such dates called the "Distribution Date").

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series B Preferred Stock will be issued. As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

The definition of "Acquiring Person" contained in the Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a 5-percent shareholder as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by more than one percentage point over such person's lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was a 5-percent shareholder on January 5, 2017, unless and until such person and its affiliates and associates increase their aggregate ownership by more than one percentage point over their lowest percentage stock ownership on or after January 5, 2017 or decrease their aggregate percentage stock ownership below 5%; (v) any person who, within 10 business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within 10 business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vi) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person.

Flip-in Trigger.    In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group of affiliated or associated persons to become an Acquiring Person is a transaction described under Flip-over Trigger, below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right; provided, however, that Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Plan) were, beneficially owned by any Acquiring Person will be null and void.

Flip-over Trigger.    In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common

2017 PROXY STATEMENT	51

PROPOSAL TO RATIFY THE EXTENSION OF OUR TAX BENEFITS PRESERVATION PLAN

Stock of the Company is changed or exchanged, or (iii) more than 50% of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the "Triggering Events."

Exchange.    At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of affiliated or associated persons of 50% or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group of affiliated or associated persons which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Series B Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Expiration.    The Rights will expire at the earliest of (i) 5:00 P.M. (New York City time) on January 5, 2018, or such later date and time (but not later than 5:00 P.M. (New York City time) on January 5, 2020) as may be determined by the Board and approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M. (New York City time) on January 5, 2018, (ii) the time at which the Rights are redeemed or exchanged as provided in the Plan, (iii) the time at which the Board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits, once realized, as applicable, may be carried forward.

Anti-Dilution Provisions.    The Purchase Price payable, and the number of Units of Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series B Preferred Stock, (ii) if holders of the Series B Preferred Stock are granted certain rights or warrants to subscribe for Series B Preferred Stock or convertible securities at less than the current market price of the Series B Preferred Stock, or (iii) upon the distribution to holders of the Series B Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series B Preferred Stock on the last trading date prior to the date of exercise.

Redemption.    At any time until 10 business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights.    Any of the provisions of the Plan may be amended by the Board prior to the Distribution Date except that the Board may not extend the expiration of the Rights beyond 5:00 P.M. (New York City time) on January 5, 2018 unless such extension is ratified by the stockholders of the Company prior to 5:00 P.M. (New York City time) on January 5, 2018. After the Distribution Date, the provisions of the Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Plan which may be defective or inconsistent with any other provision therein.

Tax Treatment.    While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Certain Considerations Related to the Tax Benefits Preservation Plan

After careful consideration, our board of directors believes that the continued effectiveness of the Tax Benefits Preservation Plan remains in the best interest of the Company and its stockholders to protect our Tax Benefits from limitations pursuant to

52	2017 PROXY STATEMENT

PROPOSAL TO RATIFY THE EXTENSION OF OUR TAX BENEFITS PRESERVATION PLAN

Section 382. However, we cannot eliminate the possibility that an ownership change will occur even if the Plan is ratified. Please consider the items discussed below in voting on this Proposal.

Continued Risk of Ownership Change.    The Plan may not be effective in deterring all acquisitions that could result in an ownership change. For example, a purchaser could decide to purchase our shares and become a "5-percent shareholder" notwithstanding the Plan, either because the purchaser is unaware of the Plan or makes a conscious decision to discount the potential consequences under the Plan of obtaining such status. In addition, the Plan does not preclude dispositions by current 5-percent shareholders, which may also have the effect of increasing our cumulative change in ownership.

Potential Effects on Liquidity.    The Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our common stock in excess of the specified limitations. The Plan may reduce the number of persons willing to acquire our common stock or the amount they are willing to acquire, potentially impacting a stockholder's ability to dispose of our common stock.

Potential Impact on Value.    Because the Plan may restrict a stockholder's ability to acquire common stock, the market value of the common stock may be affected. The Plan could discourage or prevent accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value. However, we believe these disadvantages are outweighed by the importance of maintaining the availability of the Tax Benefits. Our board did not adopt the Plan to discourage stockholders from accumulating common stock; the purpose of the Plan is to reduce the risk that we may be unable to fully utilize our Tax Benefits. We have retained the ability under the Plan for our board to redeem the Rights or cause the Plan to expire if our board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits.

Potential Anti-Takeover Effect.    The Plan is designed to preserve the long-term value of our Tax Benefits and is not intended to prevent a takeover of the Company. However, it could be deemed to have an "anti-takeover" effect because, among other things, an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage, a merger, tender offer, or assumption of control by a substantial holder of our securities. The Plan, however, should not interfere with any merger or other business combination approved by our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE EXTENSION OF THE TAX BENEFITS PRESERVATION PLAN THROUGH JANUARY 5, 2020.

2017 PROXY STATEMENT	53

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial statements; compliance with legal and regulatory requirements; the adequacy of internal control over financial reporting; and the independence, qualifications, and performance of the independent registered public accounting firm and the internal auditors. Our duties and responsibilities are more fully described in our charter, which is available on the Company's website at www.forestargroup.com.

Management is responsible for the financial statements, the effectiveness of internal control over financial reporting, and compliance with legal and regulatory requirements. The independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the financial statements and expressing its opinion on the conformity of the financial statements with generally accepted accounting principles.

In fulfilling our oversight responsibilities, we reviewed and discussed with management and with Ernst & Young LLP the audited financial statements for the year ended December 31, 2016. We also reviewed and discussed the audit plans and results and the matters required to be discussed with Ernst & Young LLP by Statement of Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board. In addition, we received and reviewed the written disclosures and letter from Ernst & Young LLP required by applicable rules of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and have discussed with Ernst & Young LLP their independence.

Based on this, we recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.

Audit Committee: James A. Rubright, Chairman M. Ashton Hudson William C. Powers, Jr. Richard D. Squires

54	2017 PROXY STATEMENT

PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for 2017. Ernst & Young LLP currently serves as our independent registered public accounting firm.

Fees incurred to Ernst & Young LLP for the last two years were (in thousands):

	2016	2015

Audit Fees(1)	$1,000	$1,319
Audit-Related Fees(2)	—	100
Tax Fees(3)	35	—
All Other Fees	—	—

Total	$1,035	$1,419

(1)
Audit fees include the annual audit and quarterly reviews of our financial statements and normal assistance with annual and periodic filings of our financial statements with the Securities and Exchange Commission. Audit fees for the year 2015 are $57,500 higher than disclosed in our 2016 proxy statement in order to reflect fees that were incurred in 2015 but not billed until after year-end 2015.

(2)
Audit-related fees include consultation on matters addressed during the audit or interim reviews and consultations related to pending or proposed transactions. Audit-related fees of $100,000 for 2015 are related to a review conducted by the Public Company Accounting Oversight Board of Ernst & Young's 2014 annual audit of our financial statements.

(3)
Tax related fees in 2016 are related to analysis associated with our tax benefits preservation plan.

All services provided by the independent registered public accounting firm must be pre-approved by the Audit Committee. Under the pre-approval policy, the Audit Committee pre-approves by type and amount the services expected to be provided by the independent registered public accounting firm during the coming year. This pre-approval is documented in the minutes of the Audit Committee meeting. The types of services the Audit Committee pre-approves annually are the audit, audit-related, and certain tax services described above.

A pre-approval subcommittee, consisting of the Chairman of the Audit Committee and one other member of the Audit Committee, may grant approvals between Audit Committee meetings for services not pre-approved by the full Audit Committee. Such approvals must be reported to the full Audit Committee at its next meeting. Pre-approval is not required for non-audit services that were not recognized as non-audit services at the time of engagement, if the aggregate amount of such services does not exceed the lesser of $100,000 or 5% of the total amount of revenues paid to the independent registered public accounting firm during that fiscal year and such services are promptly brought to the attention of and approved by the Audit Committee prior to completion of the current year's audit. During 2016, no services were approved pursuant to this exception.

In addition, the Audit Committee must separately pre-approve any significant changes in scope or fees for any approved service. No pre-approval authority is delegated to management. Quarterly, the committee reviews the specific services that have been provided and the related fees.

Representatives of Ernst & Young LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Stockholder ratification is not required for the selection of Ernst & Young LLP because the Audit Committee has the responsibility for selecting our independent registered public accounting firm. The selection, however, is being submitted for ratification by the stockholders at the annual meeting. No determination has been made as to what action the Audit Committee would take if stockholders do not ratify the selection.

The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the annual meeting is required for the ratification of the Audit Committee's appointment of Ernst & Young LLP as independent registered public accounting firm for 2017. Any shares not voted (whether by abstention or otherwise) will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

2017 PROXY STATEMENT	55

OTHER MATTERS

OTHER BUSINESS TO BE PRESENTED

Our Board of Directors knows of no other business that may properly be, or that is likely to be, brought before the annual meeting. If, however, any other business should be properly presented for consideration at the annual meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

56	2017 PROXY STATEMENT

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present appropriate proposals for inclusion in our proxy statement and for consideration at our annual meeting of stockholders by submitting their proposals to us in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2018 annual meeting, the proposal must be received by our Assistant Secretary by November 28, 2017 and must comply with the requirements of Rule 14a-8. Any stockholder proposal received after November 28, 2017 will not be considered for inclusion in our 2018 proxy statement.

Our bylaws contain an advance notice procedure with regard to items of business to be brought before an annual meeting of stockholders by a stockholder. These procedures require that notice be made in writing to our Assistant Secretary and the item of business must otherwise be a proper matter for stockholder action. The notice must be received at our executive offices not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In the case of an annual meeting called for a date more than 50 days prior to the anniversary date, notice must be received not later than the close of business on the 10th day following the date on which notice of the annual meeting date is first mailed to stockholders or made public, whichever occurs first. Stockholder proposals to be brought before our 2018 annual meeting and submitted outside the processes of Rule 14a-8 will be considered untimely if they are submitted before January 29, 2018 or after February 23, 2018. Our bylaws require that the notice of the proposal contain certain information concerning the proposing stockholder and the proposal.

Our bylaws also contain an advance notice procedure for the nomination of candidates for election to the Board of Directors by stockholders. For a brief description of the nomination procedures, see "Election of Directors—How Nominees Are Selected." Director nominations to be brought by stockholders before our 2018 annual meeting will be considered untimely if they are submitted before January 29, 2018 or after February 23, 2018.

VOTING QUESTIONS OR ASSISTANCE

If you have any questions or require assistance with the voting process, please contact:

D. F. King & Co., Inc.
48 Wall Street
New York, New York 10005
(800) 714-3312

ELECTRONIC DELIVERY OF PROXY MATERIALS

In an effort to reduce paper mailed to your home and help lower printing and postage costs, we are offering stockholders the convenience of viewing online proxy statements, annual reports and related materials. With your consent, we can stop sending future paper copies of these documents. To elect this convenience, stockholders may follow the instructions when voting online at www.proxyvote.com. Following the 2017 annual meeting of stockholders, you may continue to register for electronic delivery of future documents by visiting www-us.computershare.com/investor. If you own shares indirectly through a broker, bank, or other nominee, please contact your financial institution for additional information regarding enrolling for electronic delivery.

This Proxy Statement is being sent to you by the Forestar Board of Directors.

Matthew S. Stark
Assistant Secretary

Austin, Texas
March 28, 2017

2017 PROXY STATEMENT	57

APPENDIX A

TAX BENEFITS PRESERVATION PLAN

2017 PROXY STATEMENT

TAX BENEFITS PRESERVATION PLAN

dated as of

January 5, 2017

between

FORESTAR GROUP INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

i

		Page
Section 35.	Force Majeure	22
Section 36.	Confidentiality	22

EXHIBITS
Exhibit A	Form of Certificate of Designations, Preferences and Rights
Exhibit B	Form of Rights Certificate
Exhibit C	Form of Summary of Rights

ii

TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN, dated as of January 5, 2017 (the "Agreement"), between Forestar Group Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent").

W I T N E S S E T H:

WHEREAS, on January 5, 2017 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company (the "Board") authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the close of business on January 17, 2017 (the "Record Date"), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued (whether as an original issuance or from the Company's treasury) between the Record Date and the Distribution Date (as hereinafter defined) and in certain other circumstances provided herein, each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined), having the rights, powers and preferences set forth in the form of Certificate of Designations, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the "Rights"); and

WHEREAS, the Company has generated or expects to generate certain Tax Benefits (as defined herein) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations (as defined herein) promulgated thereunder, and thereby preserve the Company's ability to fully utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.    Certain Definitions.     For purposes of this Agreement, the following terms have the meanings indicated:

(a)   "5% Shareholder" shall mean (i) a Person or group of Persons that is a "5-percent shareholder" of the Company pursuant to Section 1.382-2T(g) of the Treasury Regulations or (ii) a Person that is a "first tier entity" or "higher tier entity" (as such terms are defined in Section 1.382-2T(f) of the Treasury Regulations) of the Company if that Person has a "public group" or individual, or a "higher tier entity" of that Person has a "public group" or individual, that is treated as a "5-percent shareholder" of the Company pursuant to Section 1.382-2T(g) of the Treasury Regulations.

(b)   "Acquiring Person" shall mean any Person that shall have become a 5% Shareholder or shall be a 5% Shareholder after the date hereof, whether or not such person continues to be a 5% Shareholder, but shall not include:

  (i)    the Company;

  (ii)    any Subsidiary of the Company;

  (iii)   any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan;

  (iv)  any Person that becomes a 5% Shareholder as a result of (A) a reduction in the number of Company Securities outstanding due to the repurchase of Company Securities by the Company or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person increases its Percentage Stock Ownership by more than one percentage point over such Person's lowest Percentage Stock Ownership on or after the consummation of the relevant transaction, other than an increase solely as a result of any subsequent transaction described in clauses (A) and (B) of this Section 1(b)(iv) or with the Prior Approval of the Company;

  (v)   any Person that, together with all Affiliates and Associates of such Person, is a 5% Shareholder on the date hereof (as disclosed in public filings with the Securities and Exchange Commission on the date of this Agreement), or becomes a 5% Percent Shareholder solely as a result of a transaction pursuant to which such Person received the Prior Approval of the Company, unless after the date of this Agreement or the date of the relevant transaction, as applicable, such Person (A) increases its Percentage Stock Ownership by more than one percentage point over such Person's lowest Percentage Stock Ownership on or after the date of this Agreement or the date of the relevant transaction, as applicable, other than an increase solely as a result of any subsequent transaction described in clauses (A) and (B) of Section 1(b)(iv) or with the Prior Approval of the Company; or (B) decreases its Percentage Stock Ownership below five percent (5%);

  (vi)  any Person that, within ten (10) Business Days of being requested by the Company to do so, certifies to the Company that such Person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification disposes of such number of shares of Common Stock so that it, together with all Affiliates and Associates, ceases to be an Acquiring Person; provided, however, that if the Person requested to so certify or dispose of shares of Common Stock fails to do so within ten (10) Business Days, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period; or

  (vii)  any Person that the Board has affirmatively determined in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions required by the Board in making such determination.

(c)   "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

(d)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. The terms "Affiliate" and "Associate" shall also include, with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations with respect to such first Person, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder.

(e)   "Agreement" shall have the meaning set forth in the preamble to this Agreement.

(f)    "Appropriate Officer" shall mean the Chief Executive Officer, the Chief Financial Officer, or the Chief Administrative Officer of the Company.

(g)   A Person shall be deemed to be the "Beneficial Owner" of, and shall be deemed to "beneficially own" and have "beneficial ownership" of any Company Securities which such Person directly owns, would be deemed constructively to own pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, owns pursuant to a "coordinated acquisition" treated as a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or are otherwise aggregated with Company Securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder. For the avoidance of doubt, and notwithstanding anything to the contrary herein, any options, warrants or other rights (including any contingent rights) to acquire Common Stock shall be treated as exercised for purposes of calculation of the numerator of a Person's Percentage Stock Ownership of Common Stock in the definition of "Acquiring Person" but not for purposes of calculation of the denominator of such Percentage Stock Ownership.

(h)   "Board" shall have the meaning set forth in the recitals to this Agreement.

(i)    "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(j)    "close of business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(k)   "Code" shall have the meaning set forth in the recitals to this Agreement.

(l)    "Common Stock" shall mean the common stock, par value $1.00 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

(m)  "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

(n)   "Company" shall have the meaning set forth in the preamble to this Agreement.

(o)   "Company Securities" shall mean (i) shares of Common Stock of the Company, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) warrants, rights, convertible debt or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and (iv) any other interest that would be treated as "stock" of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations.

(p)   "Current Market Price" shall have the meaning set forth in Section 11(d)(i) hereof.

(q)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

(r)    "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

(s)   "Equivalent Preferred Stock" shall have the meaning set forth in Section 11(b) hereof.

(t)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(u)   "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

(v)   "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

(w)  "Final Expiration Date" shall mean 5:00 P.M., New York City time, on January 5, 2018, or such later date and time (but not later than 5:00 P.M., New York City time, on January 5, 2020) as may be determined by the Board and approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M., New York City time, on January 5, 2018.

(x)   "NYSE" shall mean the New York Stock Exchange.

(y)   "Percentage Stock Ownership" shall mean the percentage stock ownership interest as determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations.

(z)   "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, group of persons making a "coordinated acquisition" of Company Securities or otherwise treated as an entity within the meaning of Treasury Regulations Section 1.382-3(a)(1) or otherwise, and includes an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity.

(aa) "Preferred Stock" shall mean shares of Series B Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series B Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series B Junior Participating Preferred Stock.

(bb) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

(cc) "Prior Approval of the Company" shall mean the prior express written consent of the Company to the actions in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board then in office, provided that a Person shall be treated as having received the Prior Approval of the Company for an acquisition of Company Securities if such Person acquires such Company Securities from the Company pursuant to an issuance by the Company that was approved by the Board.

(dd) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

(ee) "Record Date" shall have the meaning set forth in the recitals to this Agreement.

(ff)   "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

(gg) "Rights" shall have the meaning set forth in the recitals to this Agreement.

(hh) "Rights Agent" shall have the meaning set forth in the preamble to this Agreement.

(ii)    "Rights Certificate" shall have the meaning set forth in Section 3(a) hereof.

(jj)    "Rights Dividend Declaration Date" shall have the meaning set forth in the recitals to this Agreement.

(kk) "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii) hereof.

(ll)    "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

(mm)  "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(nn) "Securities Act" shall mean the Securities Act of 1933, as amended.

(oo) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

(qq) "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(rr)   "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

(ss) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

(tt)   "Tax Benefits" shall mean tax attributes, such as current year net operating loss and the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(uu) "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

(vv) "Treasury Regulation" shall mean the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

(ww)  "Triggering Event" shall mean any Section 11(a)(ii) Event or any Section 13 Event.

Section 2.    Appointment of Rights Agent.     The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. Upon ten (10) days' prior written notice to the Rights Agent, the Company may from time to time appoint co-rights agents as it may deem necessary or desirable. The Rights Agent will have no duty to supervise, and will in no event be liable for, the acts or omissions of any such co-rights agents. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights Agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, the Company shall notify the Rights Agent in writing thereof.

Section 3.    Issuance of Rights Certificates.

(a)   Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), and (ii) the close of business on the tenth (10th) Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates evidencing Common Stock shall be deemed also to be certificates evidencing Rights) and not by separate certificates (or, for book entry shares, by notations in the respective accounts for the Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, but subject to the following sentence, the Rights Agent will send by such means as may be reasonably selected by the Company and at the Company's expense, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (each a "Rights Certificate"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) hereof has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that any Person receives Rights, or Rights Certificates evidencing Rights, that would be null and void under Section 7(e) hereof. Receipt by any Person of a Rights Certificate with respect to any Rights shall not preclude a later determination that such Rights are null and void pursuant to Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)   The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights") to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or, for book entry shares, the notations in the respective accounts for the Common Stock) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary set forth in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

(c)   Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date:

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between Forestar Group Inc. (the "Company") and the Rights Agent (including any successor Rights Agent) thereunder, as originally executed and as it may be amended or restated from time to time, the "Tax Benefits Preservation Plan"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person that is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Tax Benefits Preservation Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Similarly, during such time periods, transfers of book entry shares shall also be deemed to be transfers of the associated Rights. In the case of any book entry shares, the Company shall cause the transfer agent for the Common Stock to include on each account statement with respect thereto issued prior to the earlier of the Distribution Date and the Expiration Date a notation to the effect that references to Common Stock also include the associated Rights. With respect to any shares held in book entry form, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Notwithstanding this paragraph (c), the omission of a legend or notation shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. In the event that shares of Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

Section 4.    Form of Rights Certificates.

(a)   The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 7, Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)   Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend in substantially the following form:

  The Rights represented by this Rights Certificate are or were beneficially owned by a Person that was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Tax Benefits Preservation Plan.

Section 5.    Countersignature and Registration.

(a)   The Rights Certificates shall be executed on behalf of the Company by any Appropriate Officer, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)   Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at the office of the Rights Agent designated by the Rights Agent as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6.    Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)   Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or other Rights Certificates entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign (either by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from any holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes or charges unless and until it is satisfied that all such payments have been made.

(b)   Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)   Subject to Section 7(e) hereof, at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof, (iii) the time at which the Board determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the

Board determines that no Tax Benefits, once realized, as applicable, may be carried forward (the earliest of (i)-(iv) being herein referred to as the "Expiration Date").

(b)   The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $50, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c)   Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate contained therein duly completed and executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e) hereof, the Rights Agent shall, subject to Section 7(f) and Section 20(m) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)   In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e)   Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clauses (i)-(iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, and such Rights shall not be transferable. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but the Company and the Rights Agent shall have no liability to any holder of Rights Certificates or any other Person as a result of the Company's failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person's Affiliates or Associates or their respective transferees hereunder.

(f)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8.    Cancellation and Destruction of Rights Certificates.     All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this

Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company (and at the expense of the Company), destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.    Reservation and Availability of Capital Stock.

(a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b)   So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c)   The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date referenced in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, and the Company shall issue a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has become effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have become effective.

(d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)   The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than, that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company's and the Rights Agent's satisfaction that no such tax is due.

Section 10.    Preferred Stock Record Date.     Each Person in the name of which any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.     The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

  (i)    In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

  (ii)    Subject to Section 24 hereof, in the event that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

  (iii)   In the event that the number of shares of Common Stock that is authorized by the Company's certificate of incorporation, as it may be amended from time to time, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, that the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term "Spread" shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, being herein called the "Substitution Period"). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii) , the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preferred Stock")) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock that the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c)   In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity), of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

(d)

  (i)    For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the shares of Common Stock are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or OTC Link LLC or such other system then in use, or, if on any such date such prices are not so reported, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

  (ii)    For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to one thousand (1,000) (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)   Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates such adjustment and (ii) the Expiration Date.

(f)    If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)   Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)     The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, stating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)     Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share that were expressed in the initial Rights Certificates issued hereunder.

(k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l)     In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price per share of Preferred Stock , (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)   The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary of the Company to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would eliminate or substantially diminish the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale or transfer, the stockholders of the Person that constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o)   The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or diminish substantially the benefits intended to be afforded by the Rights.

(p)   Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, but reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or any statement unless and until it shall have received such certificate.

Section 13.    Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)   In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b)   "Principal Party" shall mean:

  (i)    in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

  (ii)    in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that, in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which is and has been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c)   The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale or other transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

  (i)    prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

  (ii)    take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

  (iii)   deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14.    Fractional Rights and Fractional Shares.

(a)   The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by OTC Bulletin Board or OTC Link LLC or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (determined in the manner in which closing prices would be determined for purposes of determining a Current Market Price per share of Preferred Stock pursuant to Section 11(d)(ii) hereof) on the Trading Day immediately prior to the date of such exercise.

(c)   Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d)   The holder of a Right by the acceptance of the Rights expressly waives such holder's right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15.    Rights of Action.     All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of the Company.

Section 16.    Agreement of Rights Holders.     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;

(b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c)   subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in the name of which a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or book entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate (or notices provided to holders of book entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17.    Rights Certificate Holder Not Deemed a Stockholder.     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent with respect to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.    Concerning the Rights Agent.

(a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it without gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with, or arising from or out of, the acceptance, performance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder.

(b)   Notwithstanding anything contained herein to the contrary, the Rights Agent's aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Rights Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Rights Agent is being sought. The Rights Agent shall not be liable to any Person for any consequential, indirect, punitive, special or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if the Rights Agent has been advised of or has foreseen the possibility of such damages.

(c)   The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company (including in the case of uncertificated securities, by notation in book entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where explicitly required hereunder, verified or acknowledged, by the proper Person or Persons or upon any written instructions from the Company with respect to any matter relating to its acting as Rights Agent hereunder. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

(d)   This Section 18 and Section 20 below shall survive the expiration of the Rights, the termination of this Agreement or the resignation, replacement or removal of the Rights Agent.

Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

(a)   Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.    Duties of Rights Agent.     The Rights Agent undertakes the express duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)   The Rights Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the express provisions hereof (and no duties or obligations shall be inferred or implied). The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights Certificates.

(b)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company) and the opinion and advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in the absence of bad faith and in accordance with such opinion or advice.

(c)   The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights Certificates or any other Person with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company; provided, however, that the Rights Agent shall provide notice to the Company of any such written demand received.

(d)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an Appropriate Officer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

(e)   In the event the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, inform the Company seeking clarification and may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Right or any other Person or entity for refraining from taking such action, unless the Rights Agent receives written instructions signed by an Appropriate Officer which eliminates such ambiguity or uncertainty to the reasonable satisfaction of Rights Agent.

(f)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(g)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); shall not be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; shall not be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual written notice of any such adjustment); and shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(h)   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(i)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Appropriate Officer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in accordance with instructions of any such officer.

(j)    The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights

Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(k)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(l)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent hereunder and for which it shall be compensated pursuant to Section 18(a)) or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(m)  If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company. The Rights Agent shall not be liable for any delay in acting while waiting for instructions from the Company.

(n)   The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(o)   The Rights Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Rights authenticated by the Rights Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issue and sale, or exercise, of the Rights.

(p)   The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon any guaranty of signature by an "eligible guarantor institution" that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable "signature guarantee program" or insurance program in addition to, or in substitution for, the foregoing.

(q)   The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of shares of Common Stock for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock (in the event that the Rights Agent or one of its Affiliates is not also the transfer agent of the Common Stock and Preferred Stock), by first class mail, and, if such resignation occurs after the Distribution Date, the Company shall notify the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States, in good standing, that is authorized under such laws to exercise corporate trust or stock transfer or stockholders services powers or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed reasonably necessary and at the Company's expense for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.    Issuance of New Rights Certificates.     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or (y) upon the exercise, conversion or exchange of securities issued by the Company after the date of this Agreement (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.    Redemption and Termination.

(a)   The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) Business Day following the Record Date) and (ii) the Final Expiration Date, direct the Company to, and, if so directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)   Immediately upon the action of the Board ordering the redemption of the Rights, written evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give written notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives such notice. The failure to give, or any defect in, such notice shall not affect the validity of such redemption. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(c)   Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date.

Section 24.    Exchange.

(a)   The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one (1) share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding or (ii) the occurrence of a Section 13 Event.

(b)   Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice of same to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)   Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. In furtherance thereof, if so directed by the Company, shares of Common Stock (or other consideration) potentially issuable upon an exchange pursuant to this Section 24 to holders of Rights that have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons may be deposited in a trust established by the Company pending receipt of appropriate verification. To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 that have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement.

(d)   In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(e)   In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(f)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.    Notice of Certain Events.

(a)   In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b)   In the event that any Section 11(a)(ii) Event shall occur, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26.    Notices.

(a)   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

  Forestar Group Inc.
  6300 Bee Cave Road
  Building Two, Suite 500
  Austin, Texas 78746-5149
  Attention: General Counsel

(b)   Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given if in writing and when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

  Computershare Trust Company, N.A.
  250 Royall Street
  Canton, MA 02021
  Attention: Client Services

(c)   Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent or delivered by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.    Supplements and Amendments.     Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of shares of Common Stock; provided, however, that the Company shall not extend the Final Expiration Date beyond 5:00 P.M., New York City time, on January 5, 2018 unless such extension is approved by the stockholders of the Company as provided in Section 1(w) hereof. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an Appropriate Officer that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. The Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the second sentence of this Section 27) at a time when the Rights are not redeemable.

Section 28.    Successors.     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.    Determinations and Actions by the Board, etc.     The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement and the provisions of Section 382 and the Treasury Regulations promulgated thereunder, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent (except with respect to its own rights, duties, obligations or immunities under this Agreement), the holders of the Rights and all other Persons, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights. The Rights Agent is entitled always to assume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30.    Benefits of this Agreement.     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31.    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's certificate of incorporation and bylaws. Notwithstanding anything contained herein, if any excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 32.    Governing Law.     This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33.    Entire Agreement.     This Agreement (including the fee schedule referred to in Section 18(a) ) contains the entire understanding of the parties hereto with reference to the transactions and matters contemplated hereby and supersedes all prior agreements, written or oral, between the parties hereto.

Section 34.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 35.    Descriptive Headings; Interpretation.    Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

Section 36.    Force Majeure.    Notwithstanding anything to the contrary contained herein, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 37.    Confidentiality.    The Rights Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services provided hereunder shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law or by the rules or regulations of any securities exchange, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FORESTAR GROUP INC.
By	/s/ CHARLES D. JEHL
	Name:	Charles D. Jehl
	Title:	CFO
COMPUTERSHARE TRUST COMPANY, N.A.
By	/s/ DAVID L. ADAMSON
	Name:	David L. Adamson
	Title:	Vice President

[Tax Benefits Preservation Plan]

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS OF
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

OF

FORESTAR GROUP INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

Forestar Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY that, pursuant to the authority vested in the Board of Directors of the Corporation (the "Board of Directors") by the certificate of incorporation of the Corporation, the Board of Directors on January 5, 2017, duly adopted the following resolution creating a series of shares of Preferred Stock of the Corporation designated as Series B Junior Participating Preferred Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the board of directors (the "Board of Directors") of Forestar Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of the certificate of incorporation of the Corporation (as may be amended from time to time, the "Certificate of Incorporation"), a series of preferred stock, par value $0.01 per share, of the Corporation ("Preferred Stock") be, and it hereby is, created, and that the designations and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

Section 1.    Designation and Amount.     There shall be a series of Preferred Stock that shall be designated as "Series B Junior Participating Preferred Stock" and the number of shares constituting such series shall be two hundred thousand (200,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Junior Participating Preferred Stock to a number less than the number of shares of Series B Junior Participating Preferred Stock then outstanding plus the number of shares of Series B Junior Participating Preferred Stock reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Junior Participating Preferred Stock.

Section 2.    Dividends and Distributions.

(A)   Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series B Junior Participating Preferred Stock, in preference to the holders of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth (15th) day of February, May, August and November in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Junior Participating Preferred Stock. In the event the Corporation shall at any time after January 5, 2017 (the "Rights Dividend Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series B Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)   The Corporation shall declare a dividend or distribution on the Series B Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the

Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights.     The holders of shares of Series B Junior Participating Preferred Stock shall have the following voting rights:

(A)   Subject to the provision for adjustment hereinafter set forth, each share of Series B Junior Participating Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series B Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)   Except as otherwise provided herein or by law, the holders of shares of Series B Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)

    (i)  If at any time dividends on any Series B Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series B Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series B Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

    (ii)  During any default period, such voting right of the holders of Series B Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series B Junior Participating Preferred Stock.

   (iii)  Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders of the Corporation.

   (iv)  In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

   (v)  Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Certificate of Incorporation or bylaws of the Corporation (as may be amended from time to time, the "By-Laws") irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or the By-Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D)  Except as set forth herein, holders of Series B Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.    Certain Restrictions.

(A)   Whenever quarterly dividends or other dividends or distributions payable on the Series B Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

    (i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock;

    (ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, except dividends paid ratably on the Series B Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

   (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Junior Participating Preferred Stock; or

   (iv)  purchase or otherwise acquire for consideration any shares of Series B Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series B Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.    Reacquired Shares.     Any shares of Series B Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6.    Liquidation, Dissolution or Winding Up.

(A)   Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series B Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series B Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series B Liquidation Preference"). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series B Liquidation Preference by (ii) one thousand (1,000) (as appropriately adjusted as set forth in subsection (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Junior Participating Preferred Stock and Common Stock, respectively, holders of Series B Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B)   In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series B Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)  In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.    Consolidation, Merger, etc.     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series B Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.    No Redemption.     The shares of Series B Junior Participating Preferred Stock shall not be redeemable.

Section 9.    Ranking.     The Series B Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10.    Amendment.     At any time when any shares of Series B Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designations shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series B Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series B Junior Participating Preferred Stock, voting separately as a class.

Section 11.    Fractional Shares.     Series B Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Junior Participating Preferred Stock.

IN WITNESS WHEREOF, Forestar Group Inc. has caused this Certificate of Designations to be executed in its corporate name this                      day of                           , 20    .

FORESTAR GROUP INC.
By:
Name:
Title:

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 5, 2018 (OR SUCH LATER DATE AND TIME (BUT NOT LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 5, 2020) AS MAY BE DETERMINED BY THE BOARD AND APPROVED BY THE STOCKHOLDERS OF THE COMPANY BY A VOTE OF THE MAJORITY OF THE VOTES CAST BY THE HOLDERS OF SHARES ENTITLED TO VOTE THEREON AT A MEETING OF THE STOCKHOLDERS OF THE COMPANY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 5, 2018) OR SUCH TIME AS THE RIGHTS ARE EARLIER REDEEMED, EXCHANGED OR TERMINATED OR SUCH OTHER EARLIER EXPIRATION DATE (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON THAT WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

Rights Certificate

FORESTAR GROUP INC.

This certifies that                                        , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of January 5, 2017 (the "Tax Benefits Preservation Plan"), between Forestar Group Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on January 5, 2018 (or such later date and time (but not later than 5:00 P.M. (New York City time) on January 5, 2020) as may be determined by the Board and approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M. (New York City time) on January 5, 2018) or such time as the Rights are earlier redeemed, exchanged or terminated or such other earlier Expiration Date (as defined in the Tax Benefits Preservation Plan), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series B Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $50 per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of January 5, 2017, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meaning ascribed to them in the Tax Benefits Preservation Plan.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Tax Benefits Preservation Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person that, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties

1
The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its facsimile corporate seal.

Dated as of                      ,

ATTEST:	FORESTAR GROUP INC.
By
Title:		Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

By	Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                                                                                   hereby
sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated: ,	Signature
Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)   this Rights Certificate [         ] is [         ] is not beneficially owned by an Acquiring Person and [         ] is [         ] is not being sold, assigned and transferred by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

(2)   after due inquiry and to the best knowledge of the undersigned, it [         ] did [         ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature
Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires
to exercise Rights represented
by the Rights Certificate.)

To: Forestar Group Inc.:

The undersigned hereby irrevocably elects to exercise                    Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that such shares be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: ,	Signature
Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)   the Rights evidenced by this Rights Certificate [         ] are [         ] are not beneficially owned by an Acquiring Person and [         ] are [         ] are not being exercised by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

(2)   after due inquiry and to the best knowledge of the undersigned, it [         ] did [         ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature
Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C

FORM OF

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK

On January 5, 2017, the Board of Directors (the "Board") of Forestar Group Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock"), to stockholders of record at the close of business on January 17, 2017 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a "Unit") of Series B Junior Participating Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), at a purchase price of $50 per Unit, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan (the "Tax Benefits Preservation Plan") between the Company and Computershare Trust Company, N.A., as Rights Agent. The Tax Benefits Preservation Plan is intended to help protect the Company's tax attributes, such as current year net operating loss and the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries ("Tax Benefits") by deterring any person from becoming a "5-percent shareholder" (as defined in Section 382 of the Internal Revenue Code of 1986, as amended) (a "5% Shareholder").

Rights Certificates; Exercise Period.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates ("Rights Certificates") will be distributed. Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the Common Stock and a distribution date (the "Distribution Date") will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has become a 5% Shareholder (the "Stock Acquisition Date") and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Benefits Preservation Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Tax Benefits Preservation Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series B Preferred Stock will be issued.

The definition of "Acquiring Person" contained in the Tax Benefits Preservation Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a 5% Shareholder as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by more than one percentage point over such person's lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was a 5% Shareholder on the date of the Tax Benefits Preservation Plan, unless and until such person and its affiliates and associates increase their aggregate ownership by more than one percentage point over their lowest percentage stock ownership on or after the date of the Tax Benefits Preservation Plan or decrease their aggregate percentage stock ownership below five percent (5%); (v) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vi) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person.

The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) 5:00 P.M. (New York City time) on January 5, 2018 or such later date and time (but not later than 5:00 P.M. (New York City time) on January 5, 2020) as may be determined by the Board and approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M. (New York City time) on January 5, 2018, (ii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, (iii) the time at which the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits, once realized, as applicable, may be carried forward.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Tax Benefits Preservation Plan's adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

Flip-in Trigger.

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under "Flip-over Trigger", below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

Flip-over Trigger.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) more than fifty percent (50%) of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the "Triggering Events."

Exchange Feature.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one (1) share of Common Stock, or one one-thousandth of a share of Series B Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments.

The Purchase Price payable, and the number of Units of Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series B Preferred Stock, (ii) if holders of the Series B Preferred Stock are granted certain rights or warrants to subscribe for Series B Preferred Stock or convertible securities at less than the current market price of the Series B Preferred Stock, or (iii) upon the distribution to holders of the Series B Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series B Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights.

At any time until ten (10) business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights.

Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board prior to the Distribution Date except that the Board may not extend the expiration of the Rights beyond 5:00 P.M. (New York City time) on January 5, 2018, unless such extension is approved by the stockholders of the Company prior to 5:00 P.M. (New York City time) on January 5, 2018. After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Benefits Preservation Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Tax Benefits Preservation Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous.

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

A copy of the Tax Benefits Preservation Plan has been or will be filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A or a Current Report on Form 8-K. A copy of the Tax Benefits Preservation Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. FORESTAR GROUP INC 6300 BEE CAVE ROAD ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. BUILDING TWO, SUITE 500 AUSTIN, TX 78746-5149 ATTN: MATTHEW S. STARK VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 M. Ashton Hudson 02 William C. Powers, Jr. 03 Richard M. Smith 04 Phillip J. Weber The Board of Directors recommends you vote FOR the following proposal: 2. Advisory approval of Forestar's executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. Advisory vote on the frequency of future advisory votes on executive compensation. For 0 2 years 0 Against 0 3 years 0 Abstain 0 Abstain 0 NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1 year 0 The Board of Directors recommends you vote FOR proposals 4 and 5. 4. To ratify the extension of Forestar's tax benefits preservation plan. For 0 0 Against 0 0 Abstain 0 0 5. To ratify the Audit Committee's appointment of Ernst & Young LLP as Forestar's independent registered public accounting firm for the year 2017. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000316484_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com FORESTAR GROUP INC Annual Meeting of Stockholders May 9, 2017 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint Charles D. Jehl and Matthew S. Stark, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FORESTAR GROUP INC that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 09:00 AM, CST on 5/9/2017, at 6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000316484_2 R1.0.1.15